UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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WCA Waste Corporation
(Name of Registrant as Specified In Its Charter)

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WCA Waste Corporation
One Riverway, Suite 1400
Houston, Texas 77056
(713) 292-2400
August 20, 2010
To Our Stockholders:
     We cordially invite you to attend the 2010 Annual Meeting of Stockholders of WCA Waste Corporation to be held on Tuesday, September 28, 2010 at 9:00 a.m., local time, at the offices of WCA Waste Corporation at One Riverway, Suite 1400, Houston, Texas 77056. We have enclosed a Notice of Annual Meeting of Stockholders, proxy statement and form of proxy with this letter.
     We encourage you to read the Notice of Annual Meeting of Stockholders and proxy statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares you own.
     We look forward to seeing you on September 28th.

Sincerely,
/s/ Tom J Fatjo, Jr.
Tom J. Fatjo, Jr.
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
IMPORTANT
PROXY STATEMENT FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
REVOCABILITY OF PROXY
SOLICITATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
INFORMATION RELATING TO OUR BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF OUR BOARD OF DIRECTORS
DIRECTOR NOMINATIONS
IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR
DIRECTOR QUALIFICATIONS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
CODE OF ETHICS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
PROPOSAL 3: APPROVAL OF FOURTH AMENDED AND RESTATED WCA WASTE CORPORATION INCENTIVE PLAN
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS

WCA Waste Corporation
One Riverway, Suite 1400
Houston, Texas 77056
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of WCA Waste Corporation:
     The 2010 Annual Meeting of Stockholders (“Annual Meeting”) of WCA Waste Corporation (the “Corporation”) will be held on Tuesday, September 28, 2010 at the Corporation’s offices at One Riverway, Suite 1400, Houston, Texas 77056 at 9:00 a.m. local time for the following purposes:
1.	To elect seven nominees for election to the board of directors, who shall hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed;

2.	To ratify the appointment of the firm of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	To approve the Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan, or the plan, in order to (1) provide a one time increase in the number of shares of the Corporation’s common stock authorized to be issued pursuant to the plan from 2,250,000 shares to 2,900,000 shares, (2) implement an “evergreen” provision pursuant to which on January 1st of each year beginning in 2011 the number of shares available for issuance under the plan be increased by an amount equal to the lesser of (i) 500,000 additional shares of the Corporation’s common stock or (ii) a number of shares such that the total number of shares authorized to be issued pursuant to the plan following such increase shall be equal to 9% of the issued and outstanding shares of the Corporation’s common stock as of December 31 of the preceding year plus the number of shares deemed to be issued and outstanding on such date, and (3) provide that shares of the Corporation’s common stock that are surrendered by participants in the plan to satisfy tax withholding obligations be available for future issuance under the plan. A copy of the Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan is attached as Appendix A hereto.

4.	To transact other business that may properly come before the Annual Meeting, or any adjournment or adjournments thereof.
     These items are fully described in the proxy statement, which is part of this notice. The Corporation has not received notice of other matters that may be properly presented at the Annual Meeting.
     The Board of Directors of the Corporation has fixed the close of business on August 10, 2010 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. A complete list of stockholders will be open to examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at the offices of the Corporation at One Riverway, Suite 1400, Houston, Texas 77056 for ten (10) days prior to the Annual Meeting. If you would like to view the stockholder list, please call the Corporation’s Secretary at (713) 292-2400 to schedule an appointment. The list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.
     Regardless of the number of shares of WCA Waste Corporation common stock you hold, as a stockholder your vote is important and the Board of Directors of the Corporation strongly encourages you to exercise your right to vote. To ensure your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.

By Order of the Board of Directors
/s/ Tom J. Fatjo, III
Tom J. Fatjo, III
Senior Vice President- Finance and Secretary

August 20, 2010

IMPORTANT
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE ITS ARRIVAL IN TIME FOR THE ANNUAL MEETING. PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE.

WCA Waste Corporation
One Riverway, Suite 1400
Houston, Texas 77056
(713) 292-2400
PROXY STATEMENT FOR
2010 ANNUAL MEETING OF STOCKHOLDERS
     This proxy statement and the accompanying proxy card are being mailed to stockholders on or about August 20, 2010 in connection with the solicitation by the Board of Directors (the “Board of Directors”) of WCA Waste Corporation of proxies to be used at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of WCA Waste Corporation to be held on Tuesday, September 28, 2010 at our offices at One Riverway, Suite 1400, Houston, Texas 77056 at 9:00 a.m. local time. Our principal executive offices are located at One Riverway, Suite 1400, Houston, Texas 77056. Unless the context requires otherwise, references in this proxy statement to “WCA,” “WCA Waste,” “the company,” “we,” “us,” or “our” refer to WCA Waste Corporation.
QUORUM AND VOTING
     Holders of record of our common stock, par value $0.01 per share (the “Common Stock”), at the close of business on August 10, 2010, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of August 10, 2010, there were 20,187,829 shares of Common Stock outstanding, held by 142 holders of record. The number of holders does not include any beneficial owners for whom shares of Common Stock may be held in “nominee” or “street” name.
     The Common Stock is the only class of our capital stock entitled to vote at the Annual Meeting with respect to the election of directors. Ares Corporate Opportunities Fund II, L.P. (“ACOF II”) is the sole holder of our Series A Convertible Pay-In-Kind Preferred Stock, par value $0.01 per share (“Preferred Stock”). Although the Preferred Stock votes together with the Common Stock on all other matters on an as-converted basis, the Preferred Stock does not vote with respect to directors elected by the holders of Common Stock. As of August 10, 2010, there were 913,802 shares of Preferred Stock outstanding, all of which were held by ACOF II, which on an as-converted basis equals 9,518,773 shares of Common Stock. As more fully described under “Proposal 1: Election of Directors—Directors Designated by ACOF II,” ACOF II is entitled to nominate and elect two directors to the Board of Directors. Each holder of Common Stock (including ACOF II voting its shares of Preferred Stock on an as-converted basis) is entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Stockholders are not entitled to cumulative voting.
     The holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have the authority to vote on a matter, and has not received instructions from the beneficial owner) are counted as present in determining whether the quorum requirement is met.
     The affirmative vote of a plurality of the votes cast is required for the election of each nominee for director. Therefore, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors, as they are considered neither votes for nor votes against the action.
     Our second amended and restated bylaws require the affirmative vote of a majority of the votes cast for all matters to be determined at the Annual Meeting other than the election of directors, including the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm. On these matters, abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of the proposal and will have neither the effect of a vote for nor vote against the proposal.

     The Inspector of Elections for the Annual Meeting will be Joseph J. Scarano, Jr., our vice president and controller, and he will tabulate the votes. We will announce preliminary voting results at the Annual Meeting. The final official voting results from the Annual Meeting will be disclosed in our quarterly report on Form 10-Q for the quarter ending September 30, 2010, which we expect to file with the Securities and Exchange Commission (“SEC”) in November 2010.
     You may vote your proxy by Internet, telephone or mail, as explained below. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Daylight Savings Time, on September 27, 2010. Voting your proxy does not limit your right to vote in person should you decide to attend the Annual Meeting. The law of Delaware, under which WCA Waste is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections of the Annual Meeting can determine that such electronically transmitted proxy was authorized by the stockholder. If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record. If you vote by Internet or telephone, please do not mail the enclosed proxy card.
•	Internet. Access the Internet voting site at http://www.continentalstock.com. Follow the on-screen instructions and be sure to have the control number listed on your proxy card available when you access the Internet voting site. Please note that stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees.

•	Telephone. Dial toll free 1-866-894-0537 from any touch-tone telephone. Follow the voice prompts and be sure to have the control number listed on your proxy card available when you call.

•	Mail. Simply mark, sign, date and return the proxy card to Continental Stock Transfer & Trust Company. A postage-prepaid envelope has been provided for your convenience if you wish to vote your proxy by mail.
     If a stockholder completes, signs, dates and returns the proxy card, or calls the toll-free telephone number or properly uses the Internet voting procedures described on the proxy card by 7:00 p.m., Eastern Daylight Savings Time, on September 27, 2010, his, her or its shares will be voted at the Annual Meeting in accordance with his, her or its instructions. If a stockholder returns a proxy card unsigned, his, her or its vote cannot be counted. If a stockholder signs and dates a proxy card, but does not fill out the voting instructions on the proxy card, the shares represented by the proxy will be voted in accordance with the Board of Directors’ recommendations, as follows:
•	FOR the election of each of the nominees to the Board of Directors to hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed;

•	FOR the ratification of the appointment of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•	FOR the approval of the Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan.
     Also, if you hold your shares in the name of a bank or broker, your ability to vote by telephone or the Internet depends on their voting processes. Please follow the directions on your Notice carefully. A number of brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. If your shares are held in an account with a brokerage firm or bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting instruction form received from your brokerage firm or bank, or through the Internet at Broadridge’s voting Web site (www.proxyvote.com). Votes submitted through the Internet or by telephone through the Broadridge program must be received by 11:59 p.m., Eastern Daylight Saving Time, on September 27, 2010.

     In addition, if any other matters come before the Annual Meeting, Tom J. Fatjo, III, our senior vice president—finance and secretary, and Michael A. Roy, our vice president and general counsel, the named proxies, have discretionary authority to vote on those matters in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may come before the Annual Meeting.
REVOCABILITY OF PROXY
     The form of proxy card enclosed is for use at the Annual Meeting if a stockholder will be unable to attend in person. The proxy (whether submitted by mail, telephone, or Internet) may be revoked by a stockholder at any time before it is exercised on the date of the Annual Meeting by:
•	delivering a written notice of revocation to the Secretary of WCA Waste at our principal executive offices;

•	submitting a later-dated proxy by Internet in the manner specified above, by telephone in the manner specified above or in writing to the Secretary of WCA Waste at our principal executive offices; or

•	voting in person at the Annual Meeting.
     Attendance at the Annual Meeting will not revoke a proxy unless a stockholder provides written notice of revocation to the Secretary of WCA Waste before the proxy is exercised or unless the stockholder votes his or her shares in person at the Annual Meeting. Street name holders that vote by proxy may revoke their proxies by informing the holder of record in accordance with that entity’s procedures.
SOLICITATION
     This solicitation is made on behalf of the Board of Directors. The cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and any additional materials, as well as the cost of soliciting the proxies will be borne by us, including reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy materials to, and solicitation of proxies from, the beneficial owners of shares held by such persons. The solicitation will be made initially by mail. Our Board of Directors may later decide to make further solicitations by mail, telephone, telex, facsimile or personal calls by our directors, officers and employees. We will not pay additional compensation to our directors, officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The information provided below indicates the beneficial ownership, as of August 10, 2010, of Common Stock and Preferred Stock by each director, by each executive officer named in the Summary Compensation Table located elsewhere in this proxy statement, by all directors and executive officers as a group and by each person known by us to beneficially own more than 5% of the outstanding shares of Common Stock or Preferred Stock.
     For purposes of the tables below, the amounts and percentages of Common Stock and Preferred Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including through the exercise of options or warrants. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Owners of More Than 5% of Our Common Stock or Preferred Stock
     Based solely upon filings made with the SEC and inquiries made by our officers and directors, the following persons are the only persons known by us to own beneficially more than 5% of the outstanding shares of Common Stock or Preferred Stock as of August 10, 2010 (other than Mr. Tom J. Fatjo, Jr., whose beneficial ownership of our Common Stock is set forth below under “Security Ownership of Certain Beneficial Owners and Management—Directors and Executive Officers”).

	Amount		Amount
	and Nature		and Nature
	of		of
	Beneficial	Percent of	Beneficial	Percent of
	Ownership	Class of	Ownership	Class of
	of Common	Common	of Preferred	Preferred
Name and Address of Beneficial Owner	Stock	Stock (1)	Stock	Stock (1)
Ares Corporate Opportunities Fund II, L.P. (2)	9,569,301 (2)	32.2%	913,802 (2)	100.0%
Dimensional Fund Advisors LP (3)	1,400,473	6.9%	—	—
Joseph E. LoConti and Group Members (4)
Joseph E. LoConti (4)	1,526,093	7.6%	—	—
Daniel J. Clark (4)	588,827	2.9%	—	—
Patricia A. Skoda, Trustee, Patricia A. Skoda Revocable Trusts (4)	115,146	0.6%	—	—

(1)	Other than the beneficial ownership of Common Stock by ACOF II, which percentage amount is presented on a fully-converted basis, all other beneficial ownership percentages are based on 20,187,829 shares of Common Stock and 913,802 shares of Preferred Stock outstanding as of August 10, 2010. For additional information regarding the Preferred Stock, please see “Additional Terms of the Preferred Stock” below.

(2)	The following information is based on information provided to the Company by ACOF II and certain affiliated entities. The general partner of ACOF II is ACOF Management II, L.P. (“ACOF Management II”) and the general partner of ACOF Management II is ACOF Operating Manager II, L.P. (“ACOF Operating Manager II”). ACOF Operating Manager II is indirectly controlled by Ares Management LLC (“Ares Management”), which, in turn, is indirectly controlled by Ares Partners Management Company LLC. Each of the foregoing entities (collectively and together with Ares Management, the “Ares Entities”) and the partners, members and managers thereof, other than ACOF II, disclaims beneficial ownership of the shares of the Company’s securities owned by ACOF II, except to the extent of any pecuniary interest therein. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Shares reported include 25,264, 12,632 and 12,632 shares held of record for the benefit of the Ares Entities by Jeffrey S. Serota, Jeffrey B. Schwartz and Anthony P. Ressler, respectively. Mr. Serota has been designated to serve on the Board of Directors by ACOF II. Messrs. Schwartz and Ressler are associated with the Ares Entities and previously served on the Board of Directors as director designees of ACOF II. Pursuant to the policies of the Ares Entities, each of Messrs. Serota, Schwartz and Ressler holds these securities as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights in respect of such securities to

Ares Management. Accordingly, Messrs. Serota, Schwartz and Ressler each disclaim beneficial ownership of these shares.

(3)	Based on the Schedule 13G filed with the SEC on February 8, 2010, Dimensional Fund Advisors LP has sole voting power with respect to 1,391,123 shares of Common Stock and sole dispositive power with respect to 1,400,473 shares of Common Stock. The address for Dimensional Fund Advisors LP is 6300 Bee Caves Road, Austin, TX 78746.

(4)	The information in the table above and the following information is based on Amendment No. 3 to the Schedule 13D filed with the SEC on January 20, 2010. Joseph E. LoConti has sole voting and dispositive power with respect to 1,526,093 shares of Common Stock. Daniel J. Clark has sole voting and dispositive power with respect to 588,827 shares of Common Stock and shared voting and dispositive power with respect to 777,778 shares of Common Stock. Patricia A. Skoda, as Trustee of the Patricia A. Skoda Revocable Trust, has shared voting and dispositive power with respect to 892,924 shares of Common Stock. We have not included in the shares beneficially owned by Daniel J. Clark and Patricia A. Skoda, Trustee 777,778 shares of Common Stock (the “Clark and Skoda Earn-Out Shares”) that may be issued to Live Earth Funding LLC upon the satisfaction of certain earn-out conditions set forth in an Equity Interest and Asset Purchase Agreement dated December 9, 2009, among WCA Waste Corporation, Live Earth LLC and certain other entities. The Clark and Skoda Earn-Out Shares cannot be issued prior to December 31, 2010. Mr. Clark and Mrs. Skoda, as Trustee, have an ownership interest and voting discretion as members of Live Earth Funding LLC, and as such may be deemed to beneficially own the Clark and Skoda Earn-Out Shares. The address for Mr. LoConti and the other members of the group is 6140 Parkland Boulevard, Suite 300, Mayfield Heights, OH 44124.
Directors and Executive Officers
     Except under applicable community property laws or as otherwise indicated in the footnotes to the table below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The address of all directors, director nominees and executive officers in this table is c/o WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas 77056. Ownership amounts are as of August 10, 2010.

	Amount and Nature
	of Beneficial	Percent of
	Ownership of	Common
Name of Beneficial Owner	Common Stock	Stock (1)
Tom J. Fatjo, Jr. (2)	1,055,138	5.2%
Jerome M. Kruszka (3)	727,847	3.6%
Charles A. Casalinova (4)	398,980	2.0%
Tom J. Fatjo, III (5)	527,672	2.6%
Daniel J. Clark (6)	588,527	2.9%
Richard E. Bean (7)	150,725	*
Roger A. Ramsey (7)	55,580	*
Preston Moore, Jr.	73,630	*
Honorable John V. Singleton	25,264	*
Jeffrey S. Serota (8)	25,264	*
Ryan Berry (9)	—	—
All directors and executive officers as a group (11 persons)	3,566,353	17.7%

*	Represents beneficial ownership of less than 1%.

(1)	Percent of shares beneficially owned is based on 20,187,829 shares of Common Stock outstanding as of August 10, 2010.

(2)	Includes: (a) 98,368 shares owned by Tom J. Fatjo, Jr. Trust; (b) 12,296 shares owned by Jacqueline Fatjo 1998 Gift Trust; and (c) 12,296 shares owned by Channing Fatjo 1998 Gift Trust. Mr. Fatjo, Jr. is the trustee of each of these trusts, and as such, he has voting and investment power over the assets of such trusts, including shares of Common Stock. Also includes: (w) 211,491 shares owned by Fatjo WCA Partners, L.P., a limited partnership, controlled by Mr. Fatjo, Jr.; (x) 58,131 shares owned by First Sugar Hill Partners, LP, a limited partnership, the sole general partner of which is a corporation controlled by Mr. Fatjo, Jr. (“FSH Partners”); and (y) 100,000 shares underlying options currently exercisable. Mr. Fatjo, Jr. disclaims beneficial ownership of the securities held by Fatjo WCA Partners, L.P. and FSH Partners except to the extent of his pecuniary interest therein. Includes 127,822 shares of restricted Common Stock that will not be vested within 60 days of August 10, 2010. Mr. Fatjo, Jr. has voting power over such unvested shares of restricted stock.

(3)	Includes 100,000 shares underlying options currently exercisable. Includes 127,822 shares of restricted Common Stock that will not be vested within 60 days of August 10, 2010. Mr. Kruszka has voting power over such unvested shares of restricted stock.

(4)	Includes 75,000 shares underlying options currently exercisable. Includes 94,207 shares of restricted Common Stock that will not be vested within 60 days of August 10, 2010. Mr. Casalinova has voting power over such unvested shares of restricted stock.

(5)	Includes: (a) 3,074 shares owned by Thomas J. Fatjo, IV Descendant’s Trust; (b) 3,074 shares owned by Berkeley E. Fatjo Descendant’s Trust; (c) 3,074 shares owned by Travis C. Fatjo Descendant’s Trust; (d) 3,074 shares owned by Justin D. Ruud Descendant’s Trust; (e) 3,074 shares owned by Landon C. Ruud Descendant’s Trust; (f) 12,296 shares owned by Jacqueline Fatjo 1998 Gift Trust; and (g) 12,296 shares owned by Channing Fatjo 1998 Gift Trust. Mr. Fatjo, III is the trustee of each of these trusts, and as such, he has voting and investment power over the assets of such trusts, including their shares of Common Stock. Also includes: (v) 3,000 shares held by Tom J. Fatjo, III IRA; (w) 11,510 shares held by Mr. Fatjo, III as a limited partner of FSH Partners; (x) 26,172 shares held by Mr. Fatjo, III as a limited partner of Fatjo WCA Partners, L.P.; and (y) 65,000 shares underlying options currently exercisable. Includes 92,681 shares of restricted Common Stock that will not be vested within 60 days of August 10, 2010. Mr. Fatjo, III has voting power over such unvested shares of restricted stock.

(6)	Does not include shares over which Mr. Clark shares voting and dispositive power that he may be deemed to beneficially own as a member of Live Earth Funding LLC. For additional information, please see above “Security Ownership of Certain Beneficial Owners and Management – Owners of More Than 5% of Common and Preferred Stock.”

(7)	Includes 20,000 shares underlying options currently exercisable.

(8)	Mr. Serota is a Senior Partner in the Private Equity Group of Ares Management, which indirectly controls ACOF II. Mr. Serota disclaims beneficial ownership of the shares owned by ACOF II, except to the extent of any pecuniary interest therein and further disclaims beneficial ownership of 25,264 shares for which he is the record holder of, but has assigned all economic, pecuniary and voting rights to, Ares Management.

(9)	Mr. Berry is a Vice President of Ares Management, which indirectly controls ACOF II. Mr. Berry disclaims beneficial ownership of the shares owned by ACOF II, except to the extent of any pecuniary interest therein.

PROPOSAL 1: ELECTION OF DIRECTORS
     Our amended and restated certificate of incorporation and amended and restated bylaws provide that the Board of Directors shall consist of a minimum of three directors. The Board of Directors currently consists of nine members. ACOF II, as the sole holder of our Preferred Stock and voting as a separate class, is currently entitled to elect two members to the Board of Directors. ACOF II has notified us of the two directors it intends to elect to the Board of Directors. The election of these directors by ACOF II will occur immediately following the Annual Meeting. Information regarding these two directors is set forth below under “—Directors Designated by ACOF II.” Although the Preferred Stock votes together with the Common Stock on all other matters on an as-converted basis, the Preferred Stock does not vote with respect to directors elected by the holders of Common Stock.
     It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote FOR the election of each of the seven persons named in this proxy statement as nominees for director for a one-year term expiring at the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.
Nominees for the Board of Directors
     In addition to the two directors designated by the Preferred Stock to be elected immediately after the Annual Meeting, there are seven directors to be elected by the holders of Common Stock. Our nominees for the election of directors include five independent directors, as defined by the NASDAQ Marketplace Rules, and two members of our senior management. The names of the nominees for election as a director to serve until the 2011 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are set forth below. The nominees have consented to be named in this proxy statement and to serve as directors, if elected. Except as indicated below, there are no family relationships among any of our executive officers or the director nominees.
     If, at the time of or prior to the Annual Meeting, any of the nominees is unable or declines to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Name	Age	Director Since
Tom J. Fatjo, Jr. (1) (Chairman)	69	2000
Jerome M. Kruszka	61	2000
Richard E. Bean	66	2004
Roger A. Ramsey	72	2004
Preston Moore, Jr.	78	2006
Honorable John V. Singleton	92	2006
Daniel J. Clark	56	2010

(1)	Mr. Fatjo, Jr. is the father of Tom J. Fatjo, III, our senior vice president — finance and secretary.
     Tom J. Fatjo, Jr. Mr. Fatjo, Jr. has served as Chairman of the Board of Directors and Chief Executive Officer since our formation in September 2000. Since August 1998, Mr. Fatjo, Jr. has also served as the Chairman of the Board and Chief Executive Officer of our former parent, Waste Corporation of America, LLC (“WCA LLC”). From 1992 to August 1998, Mr. Fatjo, Jr. served as the chairman and chief executive officer, and from 1994 to 1996 as the president, of TransAmerican Waste Industries, Inc., or TransAmerican, a publicly-held waste management company that merged into USA Waste Services, Inc. in 1998. In 1990 and 1991, Mr. Fatjo, Jr. was the co-founder and the chairman of the board of directors and chief executive officer of Republic Waste Industries, Inc., or Republic Waste, another publicly-held waste management company. Mr. Fatjo, Jr. also founded Browning-Ferris

Industries, Inc., or BFI, formerly one of the nation’s largest solid waste management companies and now a part of Republic Services, Inc., another publicly-held waste management company. From 1966 to 1976, Mr. Fatjo, Jr. served as the co-chief executive officer responsible for BFI’s mergers and acquisitions and corporate development activities. Mr. Fatjo, Jr. remained on BFI’s board until 1980. Mr. Fatjo, Jr. received a Bachelor of Arts degree from Rice University. Mr. Fatjo, Jr. has over 44 years of experience in the solid waste management industry, and this experience, along with his service as our Chief Executive Officer, qualifies him to serve as Chairman of our Board of Directors. Mr. Fatjo, Jr. is the father of Tom J. Fatjo, III, our senior vice president — finance and secretary.
     Jerome M. Kruszka. Mr. Kruszka has served as one of our directors and our President and Chief Operating Officer since our formation in September 2000. Since August 1998, Mr. Kruszka has also served as a director and as the President and Chief Operating Officer of our former parent, WCA LLC. From 1996 to August 1998, Mr. Kruszka served as the president and chief operating officer, and from 1997 to 1998 as a director, of TransAmerican. In 1971, Mr. Kruszka began his career with Waste Management, Inc., the largest publicly-held waste management company in the United States. From 1971 to 1996, Mr. Kruszka held several positions with Waste Management, Inc. and its affiliates, including general manager, district manager and regional manager for northern California, where over 20 divisions involved in collection, transfer, recycling and landfill operations reported to him, and including vice president of operations, western region manager and member of the executive committee of Chemical Waste Management, Inc. (an affiliate of Waste Management). Mr. Kruszka has over 39 years of experience in the solid waste management industry, and this experience, along with his service as our President and Chief Operating Officer, qualifies him to serve as a member of our Board of Directors.
     Richard E. Bean. Mr. Bean has served as one of our directors and as a member of our Audit Committee and Compensation Committee since June 2004. Mr. Bean is also a member of our Acquisition Committee. Mr. Bean is the Chair of our Audit Committee. Since 1976, Mr. Bean has served as the Executive Vice President and as a director of Pearce Industries, Inc., a privately held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as Chief Financial Officer of Pearce Industries from 1976 to 2004. Mr. Bean is currently the chairman of the board and audit committee of First City Financial Corp., and a director and the chairman of the audit committee of Sanders Morris Harris Group Inc., both of which are publicly-held companies. Mr. Bean served as a member of the portfolio administration committee of First City Bancorporation Liquidating Trust from July 1995 until February 2004 when the trust was terminated and distributed its remaining assets. Mr. Bean also served as a director of our former parent, WCA LLC, from its inception in August 1998 through September 2000, and as a director of and chairman of the audit committee of TransAmerican from February 1997 to May 1998. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as a director and member of the audit committee. Mr. Bean received an M.B.A. in Accounting and a Bachelor of Business Administration in Finance with honors from the University of Texas at Austin and has been a Certified Public Accountant since 1968. Mr. Bean’s independence and experience as an accountant qualifies him to serve as a member of our Board of Directors.
     Roger A. Ramsey. Mr. Ramsey has served as one of our directors and as a member of our Audit Committee and Compensation Committee since June 2004. Mr. Ramsey is also a member of our Acquisition Committee. Mr. Ramsey is the Chair of our Compensation Committee. From December 1999 until its sale in August 2007, Mr. Ramsey served as Chairman of the Board of VeriCenter, Inc., a privately-owned managed hosting services provider. Since October 2004, Mr. Ramsey has served as Chairman and Chief Executive Officer of Medserve, Inc., a privately-owned medical waste company. From July 1997 to December 1998, Mr. Ramsey served as the Chairman of the Board (non-executive) of Allied Waste Industries, Inc. and as a director from January 1999 to December 2002. From 1989 to June 1997, Mr. Ramsey served as the founder, Chairman and Chief Executive Officer of Allied Waste Industries, Inc. Mr. Ramsey is also the former Vice President and Chief Financial Officer, and a co-founder, of BFI. Mr. Ramsey received a B.S. in Commerce (cum laude) from Texas Christian University and has been a Certified Public Accountant since 1962. Mr. Ramsey is a director and member of the audit and compensation committees of Carrizo Oil & Gas, Inc., a publicly-held company. Mr. Ramsey’s independence and experience as an accountant qualifies him to serve as a member of our Board of Directors.
     Preston Moore, Jr. Mr. Moore has served as one of our directors since November 2006. Mr. Moore is a 1954 graduate of the University of Texas at Austin. Mr. Moore has served as Chairman and Chief Executive Officer of Wilson Business Products, Systems & Services, Inc., and later as President of Wilson Industries. He also served as President of Volcano Therapeutics, Inc. a publicly-held company, a position from which he retired in 2001. Mr. Moore was appointed by President George H.W. Bush to serve as the Chief Financial Officer and Assistant Secretary for Administration for the United States Department of Commerce from 1990 through 1992. From 1995 through 1998, Mr. Moore served as a Director of TransAmerican. Mr. Moore currently serves on the Advisory Council of the University of Texas McCombs School of Business, and on the James A. Baker School of Public Policy Leadership Committee at Rice University. Mr. Moore’s independence and experience as an executive officer of a publicly-held company qualifies him to serve as a member of our Board of Directors.
     Honorable John V. Singleton. Judge Singleton has served as one of our directors since November 2006. Judge Singleton is a graduate of the University of Texas at Austin and obtained his license to practice law in the State of Texas in 1942. Judge Singleton served as a Lieutenant and Gunnery Officer on the USS Dempsey and the USS Greenwood in the United States Navy from 1942 until 1946. Mr. Singleton practiced law in Houston, Texas until 1966, when President Lyndon Johnson appointed him to serve as a District Judge for the United States District Court for the Southern District of Texas. In 1979, Judge Singleton was appointed Chief Judge of the Southern District, and took senior status in 1988. Judge Singleton also served as a District Judge Representative to the Judicial Conference of the United States from 1980 through 1983. Judge Singleton retired from the bench in 1992. He continues to practice law in association with Richard Haynes & Associates. From 1995 through 1998, Judge Singleton served as a Director of TransAmerican. Judge Singleton’s independence, experience in legal matters and as a former director of a publicly-held company qualifies him to serve as a member of our Board of Directors.
     Daniel J. Clark. On January 15, 2010, Mr. Clark was appointed to fill a vacancy on our Board of Directors. Since 2000, Mr. Clark has served as a principal of United Nations Insurance Agency, a privately held company that engages in underwriting surety bonds in the waste industry. Mr. Clark has been responsible for the strategic planning and implementation for national surety programs, the fiscal management of a waste industry surety bond portfolio and the development and supervision of national marketing campaigns. From 1997 to 2000, Mr. Clark served as Senior Vice President of Corporate Relations for Century Business Services, Inc. From 1983 to 1993, Mr. Clark served as Chief of Staff for United States Congressman Edward F. Feighan. Mr. Clark received a B.A. in Political Science from Kalamazoo College and a J.D. from the Cleveland State University Marshall College of Law. Mr. Clark’s experience in the waste industry qualifies him to serve as a member of our Board of Directors.
Directors Designated by Ares Corporate Opportunities Fund II, L.P.
     Ares Corporate Opportunities Fund II, L.P. (“ACOF II”), as the sole owner of our Preferred Stock, is entitled to elect members to the Board of Directors voting as a separate class as follows: (i) two directors to the Board of Directors for so long as ACOF II continues to hold Preferred Stock representing at least 20% of “post-conversion equity” (outstanding Common Stock assuming conversions into common shares of all securities, including the Preferred Stock and assuming the PIK Dividends accelerated to include a full five years); (ii) one director for so long as it continues to hold at least 10% of post-conversion equity; and (iii) no directors if its post-conversion equity is below 10%. Accordingly, ACOF II has designated the two members to the Board of Directors as set forth below. Such members, when officially elected by ACOF II, serve a one-year term or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Although the Preferred Stock votes together with the Common Stock on all other matters on an as-converted basis, the Preferred Stock does not vote with respect to directors elected by holders of Common Stock. In connection with its right to elect directors, ACOF II also agreed to certain limits on the qualifications of such directors, and it receives rights to directors and officers insurance and indemnification and observation rights on committees of the Board of Directors.
     The names and certain additional information with respect to each of the ACOF II-designated members are set forth below. Although ACOF II has already designated the following persons as their nominees to the Board of Directors, ACOF II has informed us that these persons will be officially elected and become members of the Board of Directors immediately following the Annual Meeting. The members of the Board of Directors designated by ACOF II have consented to being named in this proxy statement. There are no family relationships among any of our executive officers and the directors designated by ACOF II.

Name	Age	Director Since
Jeffrey S. Serota	44	2006
Ryan Berry	30	2010
     Jeffrey S. Serota. Mr. Serota has served as one of our directors since September 2006. Mr. Serota is a member of our Acquisition Committee. Mr. Serota is a senior partner in the Private Equity Group of Ares Management. Prior to joining Ares Management in 1997, Mr. Serota was a vice president in the Investment Banking Department of Bear, Stearns & Co. where he specialized in providing investment banking services to financial sponsor clients of the firm. Prior to joining Bear Stearns, Mr. Serota was with Dabney/Resnick, Inc., a boutique investment bank. At Dabney/Resnick, Mr. Serota specialized in merchant banking and capital raising activities for middle market companies and had primary responsibility for the firm’s bridge financing activities. Mr. Serota also worked at Salomon Brothers Inc. focusing on mergers and acquisitions and merchant banking transactions. Mr. Serota also serves on the boards of directors of EXCO Resources, Inc., Douglas Dynamics, Inc. and SandRidge Energy, Inc. and previously served as a director of EXCO Resources, Inc. from July 2003 to October 2005, as well as the boards of directors of several private companies. Mr. Serota’s qualifications to serve on our Board of Directors include his leadership experience as a partner at Ares Management, his investment banking and financial expertise and his years of experience providing advisory services to other middle-market companies in the industrial sector. Mr. Serota graduated magna cum laude with a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business and received an M.B.A. from UCLA’s Anderson School of Management.
     Ryan Berry. Mr. Berry is a Vice President in the Private Equity Group of Ares Management LLC with responsibilities in    strategy and business development at Ares Management LLC. Mr. Berry joined Ares Management LLC in August 2005 from UBS Investment Bank where he participated in the execution of leveraged buyouts, mergers and acquisitions and debt and equity financings across various industries. Mr. Berry was with UBS Investment Bank from July 2003 until June 2005. Mr. Berry graduated with Distinction from the University of Western Ontario with Bachelor of Arts degrees in honors business administration at the Richard Ivey School of Business and cross-disciplinary studies at Huron University College.
Additional Terms of the Preferred Stock
     The material terms of the Stockholder’s Agreement, which we entered into with ACOF II in connection with the issuance of the Preferred Stock, are set forth below.
     Conversion Rights. The 913,802 outstanding shares of Preferred Stock are immediately convertible at ACOF II’s discretion into 9,518,773 shares of Common Stock, which, as of August 10, 2010, would represent approximately 32.0% of the outstanding Common Stock on a post-conversion basis. ACOF II can convert the Preferred Stock into Common Stock at any time at a conversion price of $9.60 per share, with conversion being calculated by taking the stated value (initially $100.00 per share) plus any amount added to stated value by way of dividends, then dividing by $9.60 to produce the number of shares of Common Stock issuable.
     Payable-in-Kind Dividends. Dividends on the Preferred Stock are payable in-kind (the “PIK Dividends”) for the first five years, meaning that they are payable solely by adding the amount of dividends to the stated value of each share. At the end of five years of PIK dividends, the Preferred Stock would be convertible into approximately 10,000,661 shares of Common Stock. In the event that one of the “acceleration events” (as defined in the certificate of designations for the Preferred Stock) were to occur prior to the end of the fifth year, five years of PIK dividends would accelerate at that time and the Preferred Stock would be immediately convertible into 10,000,661 shares of Common Stock. Based on the outstanding shares as of August 10, 2010, 10,000,661 shares of Common Stock would represent approximately 33.1% of the outstanding Common Stock on a post-conversion basis.
     Standstill. Until the earliest of the seventh anniversary of issuance of the Preferred Stock or 180 days after ACOF II owns less than 10% of post-conversion equity (the “Standstill Period”), ACOF II agreed to numerous “standstill” restrictions, including acquiring additional voting securities, proposing or encouraging any fundamental transaction, participating in a “group,” soliciting proxies, attempting to change the size of the Board of Directors or its composition, entering into a voting agreement, transferring any of its voting securities (except in compliance with the Stockholder’s Agreement), or discussing or encouraging any of the foregoing.
     Voting Restrictions. During the Standstill Period, ACOF II will vote its shares of Preferred Stock or Common Stock at any stockholder meeting in the following manner: (a) in the manner recommended by the Board of Directors, if the vote is in connection with any fundamental transaction; (b) in its own discretion, if the vote relates to an amendment of the certificate of designation for the Preferred Stock or is not inconsistent with the Stockholder’s Agreement; and (c) in the manner recommended by the Board of Directors, if the vote is not otherwise covered above.
     Transfer Restrictions. During the Standstill Period, ACOF II will not transfer any shares of Preferred Stock or Common Stock to any other person except: (a) pursuant to the registration rights agreement; (b) in accordance with Rule 144 under the Securities Act; (c) after the second anniversary of the Preferred Stock issuance, transfers of Common Stock issued upon conversion of the Preferred Stock may be made to persons that are not “related persons” to ACOF II or affiliates of WCA Waste that, in any 12 month period, do not, in the aggregate, exceed 7.5% of the outstanding voting securities of WCA Waste; however, such transfers may not be made to a person (or its affiliates or to a group in which such person or an affiliate is a member) that, after giving effect to such transfer, would beneficially own voting securities representing more than 7.5% of the total voting power of WCA Waste’s securities; (d) pursuant to a merger or other reorganization approved by the Board of Directors; or (e) in any event as allowed above (except for pursuant to a merger or reorganization), without the transferee executing an agreement similar to the Stockholder’s Agreement. Any of these restrictions may be waived by a majority vote of the members of our Board of Directors who are not affiliated with ACOF II.
EXECUTIVE OFFICERS
     The following persons served as our executive officers, at the discretion of the Board of Directors, during 2009. Except as set forth below, there are no family relationships among any of our executive officers or nominees for director. The biographies for Mr. Tom J. Fatjo, Jr., our chairman of the board and chief executive officer, and Mr. Jerome M. Kruszka, our president and chief operating officer, are listed above under the heading “Identification of Directors.”

Name	Age	Position Held
Tom J. Fatjo, Jr.	69	Chairman of the Board and Chief Executive Officer
Jerome M. Kruszka	61	President and Chief Operating Officer
Charles A. Casalinova	52	Senior Vice President and Chief Financial Officer
Tom J. Fatjo, III	45	Senior Vice President — Finance and Secretary

(1)	Mr. Fatjo, Jr. is the father of Tom J. Fatjo, III, our senior vice president — finance and secretary.
     Charles A. Casalinova. Mr. Casalinova has served as our senior vice president and chief financial officer since our formation in September 2000. Since July 1999, Mr. Casalinova has also served as the senior vice president and chief financial officer of WCA LLC. From 1981 to July 1999, Mr. Casalinova held several positions at Waste Management, Inc., including division controller, regional chief information officer, acquisition controller, regional vice president/controller for Louisiana, Mississippi, Arkansas, Oklahoma and north Texas, and regional vice president/controller for Illinois and Indiana. Mr. Casalinova received a Bachelor of Business Administration degree in Accounting from the University of Akron and became a Certified Public Accountant in 1989. Mr. Casalinova has over 29 years of experience in the solid waste management industry.
     Tom J. Fatjo, III. Mr. Fatjo, III has served as our senior vice president — finance and secretary since February 2004. Prior to that, Mr. Fatjo, III served as our senior vice president and treasurer since our formation in September 2000. Since September 2000, Mr. Fatjo, III has also served as the senior vice president and treasurer of WCA LLC. From August 1998 to September 2000, Mr. Fatjo, III served as vice president, treasurer and director of Waste Corporation of America, Inc. From 1992 to August 1998, Mr. Fatjo, III served as vice president-treasurer of TransAmerican. Mr. Fatjo, III began his career in the solid waste industry with Republic Waste, where he was in charge of investor relations from 1990 through 1991. Mr. Fatjo, III received a Bachelor of Business Administration degree in Finance from the University of Texas at Austin. Mr. Fatjo, III has over 20 years of experience in the solid waste management industry.
Risk Management
     Our Board of Directors oversees our management, which is responsible for the day-to-day issues of risk management. Such oversight is facilitated in large part by the Audit Committee, which receives reports from management, the internal audit team and our independent registered public accounting firm. In addition, members of management (including the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and General Counsel) may also report directly to the Board of Directors on significant risk management issues.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
     Other than as set forth in the following paragraphs, we are not aware of any transactions since the beginning of 2009 or any currently proposed transaction between us or our subsidiaries and any member of the Board of Directors, any of our executive officers, any security holder who is known to us to own of record or beneficially more than 5% of our Common Stock or Preferred Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and in which any of the foregoing persons had, or will have, a direct or indirect material interest. Except as otherwise noted and as applicable, we believe that each transaction described below is, or was, as the case may be, on terms at least as favorable to us as we would expect to negotiate with an unaffiliated party.
     We have entered into indemnity agreements with our executive officers and directors which provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, executive officer or other agent of WCA Waste Corporation, and otherwise to the fullest extent permitted under Delaware law and our Bylaws. We also intend to execute these agreements with our future executive officers and directors.
Business Combinations with Interested Stockholders
     WCA LLC owned all of the outstanding capital stock of WCA prior to our initial public offering in June 2004. In anticipation of and in connection with the initial public offering, we completed an internal corporate reorganization, pursuant to which WCA briefly became the parent of WCA LLC and pursuant to which WCA spun off WCA LLC as a separate company with operations in Florida, Colorado and New Mexico. Shares of our Common Stock were issued to WCA LLC in connection with the reorganization and our acquisition of a 227-acre landfill located in Ft. Meade, Florida from WCA LLC on September 30, 2005. On July 14, 2009, WCA LLC sold all of the shares it owned in WCA to Joseph E. LoConti (300,611 shares), Daniel J. Clark (141,000 shares), the Patricia A. Skoda Revocable Trust (the “Skoda Trust”) (50,000 shares) and United Nations Insurance Agency (100,000 shares). Mr. LoConti is special counsel to United Nations Insurance Agency and the shares acquired by United Nations Insurance Agency have since been distributed to Messrs. LoConti and Clark. Messrs. LoConti and Clark and the Skoda Trust own more than 5% of our Common Stock. Mr. Clark serves on our Board of Directors. Mr. LoConti serves as an advisor to our Board of Directors, for which he receives no compensation. Although certain of our directors and officers held membership interests in WCA LLC, they did not have voting or dispositive power over the shares of our Common Stock held by WCA LLC, including the shares sold to Mr. LoConti, Mr. Clark, the Skoda Trust and United Nations Insurance Agency. WCA LLC’s remaining asset consists of cash and the limited liability company is in the process of being liquidated.
     Mr. LoConti, Mr. Clark, and the Skoda Trust, of which Patricia A. Skoda is trustee, are non-managing members of Live Earth LLC (“Live Earth”), as is Mrs. Skoda’s husband, Greg Skoda. On December 31, 2009, we acquired all of the equity interests of the four operating subsidiaries of Live Earth and certain of its assets. The consideration that we paid for the Live Earth acquisition consisted of $2,000,000 in cash, the repayment of $19.7 million in cash (which includes $900,000 of working capital), the issuance of 3,555,556 shares of our Common

Stock and the future issuance of up to 2,000,000 shares of Common Stock (the “Earn-Out Shares”) which are subject to certain earn-out provisions. The earn-out payments are based on the achievement of specified EBITDA targets with respect to the acquired business for any four consecutive fiscal quarters from January 1, 2010 to December 31, 2012 as described in the Live Earth acquisition agreement. If on or before December 31, 2012, the acquired business achieves $6.25 million in EBITDA for any four consecutive fiscal quarters, then 1,555,556 of the Earn-Out Shares will be issued subject to the terms of the Live Earth acquisition agreement. If on or before December 31, 2012, the acquired business achieves $7.0 million in EBITDA for any four consecutive fiscal quarters, then 444,444 of the Earn-Out Shares will be issued subject to the terms of the Agreement. Up to 777,7778 of the Earn-Out Shares are issuable to Live Earth Funding LLC, in which Messrs. Clark and Skoda and the Skoda Trust have an ownership interest.
     On October 25, 2009, prior to the transaction disclosed above Messrs. LoConti, Clark and Skoda entered into a letter agreement with WCA Waste Corporation with respect to their desire to enter into the transaction with one of our former affiliates, pursuant to which they, as a group, would become beneficial owners of more than 15% of the outstanding WCA Common Stock. The letter agreement approved the transaction solely for the purposes of Section 203(a)(1) of the Delaware General Corporation Law (the “DGCL”), in order to provide that the restrictions on business combinations with interested stockholders set forth in Section 203 of the DGCL shall not apply to transactions between us and Messrs. LoConti, Clark and Skoda.
Voting Agreement
     In connection with the execution of the Live Earth acquisition agreement, Mr. LoConti, Mr. Clark and the Skoda Trust, who in the aggregate beneficially own more than 5% of our Common Stock and own and hold limited liability company interest holders of Live Earth, entered into a Voting Agreement with us pursuant to which they agreed to vote all shares of our Common Stock held by them at the time of the special meeting called for purposes approving the issuance up to a maximum of 5,555,556 shares of our Common Stock as consideration in connection with the proposed acquisition by us of the Live Earth Companies in favor of such proposal. They also agreed not to revoke their consent, as holders of limited liability company interests of Live Earth, to the Live Earth acquisition.
Stockholders’ Agreement
     In connection with the Live Earth acquisition, we entered into a Stockholders’ Agreement with Messrs. LoConti, Clark and Skoda and the Skoda Trust (collectively, the “Stockholders”) on January 15, 2010 (the “Stockholders’ Agreement”). The Stockholders’ Agreement provides that, unless approved by a majority of the members of the Board of Directors, the Stockholders will not, subject to certain exclusions, acquire more than 30% of any class of our voting securities (the “Maximum Ownership Limitation”) or sell or transfer shares of our Common Stock representing more than 10% of our Common Stock in any single transaction or series of related transactions to any person or entity. In addition, the Stockholders have agreed to vote their shares of our voting stock at all meetings of our stockholders and shall vote such shares in a manner recommended by the majority of the members of our Board of Directors.
     The obligations of the Stockholders under the Stockholders’ Agreement, other than the Maximum Ownership Limitation, terminate in the event that either Tom Fatjo, Jr. or Jerome M. Kruszka are no longer serving as our Chief Executive Officer and President, respectively. In addition, the Stockholders’ Agreement will terminate on the earlier of (i) January 15, 2015 or (ii) the 180th day after the date on which the Messrs. LoConti, Clark and Skoda and the Skoda Trust collectively own voting securities representing less than 5% of the outstanding voting power represented by all of our voting securities then outstanding.
Performance Bonds
     Mr. LoConti, Mr. Clark and other members of Live Earth LLC and Live Earth Funding, LLC are members, officers or otherwise related to Evergreen Indemnity Company (“Evergreen”). Evergreen issues substantially all of the closure and post-closure bonds that provide the required financial assurance for WCA’s obligations with respect to our landfill and transfer station operations, as well as certain other financial assurance instruments such as performance bonds with respect to our municipal waste collection contracts. In connection therewith, WCA has paid the following amounts to Evergreen for the last two fiscal years: $1,288,000 for the year ended December 31,

2008 and $1,359,000 for the year December 31, 2009. Mr. Clark was not a member of our Board of Directors until January 2010. We have had a vendor relationship with Evergreen pre-dating Messrs. Clark and LoConti’s ownership of our Common Stock.
Gecko Transaction
     In 2005, we acquired the Eagle Ridge landfill in Missouri from Gecko Investments, LLC. Both Messrs. LoConti and Clark had an interest in that transaction and collectively received approximately 350,000 shares of our Common Stock and convertible notes in the principal amount of $750,000 as part of the consideration that we paid in that transaction.
Policies and Procedures with Respect to Related Party Transactions
     While the Company has not adopted written procedures for review of, or written standards for approval of, related party transactions, the policies and procedures followed are evidenced by the Audit Committee charter, memoranda, and documentation of review and approvals of any such transactions.
INFORMATION RELATING TO OUR BOARD OF DIRECTORS
AND CERTAIN COMMITTEES OF OUR BOARD OF DIRECTORS
The Board of Directors
     Our business is managed through the oversight and direction of our Board of Directors. The Board of Directors currently has nine members. The members are comprised of our Chairman and Chief Executive Officer, Tom J. Fatjo, Jr. and Jerome M. Kruszka, our President and Chief Operating Officer; Richard E. Bean, Daniel J. Clark, Preston Moore, Jr., Roger A. Ramsey and Honorable John V. Singleton, who are each independent directors; and the two directors who are elected by ACOF II, Jeffrey S. Serota and Ryan Berry.
Meetings of the Board of Directors
     During 2009, the Board of Directors held a total of nine meetings. In addition to meetings, the Board of Directors acts by written consent from time to time. All of the current directors that were members of the Board of Directors during 2009 attended more than 75% of the meetings. Each such director attended more than 75% of the meetings of the committees of which he is a member that were held during 2009.
Attendance at Annual Meetings of Stockholders
     We do not require our board members to attend the annual meeting of stockholders. However, the Board of Directors encourages each member to attend the annual meeting of stockholders. All of the then current members of the Board of Directors attended the 2009 annual meeting of stockholders.
Affirmative Determinations Regarding Director Independence
     Under applicable NASDAQ and SEC requirements, (i) we are required to have a majority of independent directors and (ii) all of the members of each committee, including our audit and compensation committees, must be independent. The Board of Directors has affirmatively determined that each of Richard E. Bean, Preston Moore, Jr., Roger A. Ramsey, Daniel J. Clark and Honorable John V. Singleton is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15). If all nominees are elected at the Annual Meeting, Messrs. Bean, Moore and Ramsey will be the sole members of the Audit Committee and Messrs. Bean, Clark and Ramsey will be the sole members of the Compensation Committee. The Board of Directors has also affirmatively determined that each such member of these committees satisfies the independence requirements applicable to audit and compensation committees as prescribed by the NASDAQ Marketplace Rules and the rules and regulations of the SEC. Messrs. Fatjo, Jr. and Kruszka are not “independent directors” because they are our chairman of the board and chief executive officer and president and chief operating officer, respectively.

Committees of the Board of Directors
     Our Board of Directors has the following standing, separately-designated committees: (i) an Audit Committee; (ii) a Compensation Committee and (iii) an Acquisition Committee. Information regarding each of the committees is set forth below.
Observance of Committees by Directors Elected by ACOF II
     Pursuant to the Stockholder’s Agreement with ACOF II, we have agreed to use our reasonable best efforts to appoint one of the directors designated for election by ACOF II as an observer to each committee of the Board of Directors (other than a special committee considering a matter involving ACOF II). The observer will not be a member of the committee or be entitled to vote, but will be entitled to notice, attendance and participation (subject to being excluded from any executive session).
Audit Committee
     The Audit Committee is currently comprised of Messrs. Bean, Moore and Ramsey, each of whom satisfies the independence requirements applicable to audit committee members as prescribed by the NASDAQ Marketplace Rules and the rules and regulations of the SEC. If all nominees are elected at the Annual Meeting, Messrs. Bean, Moore and Ramsey will continue to serve as the members of the Audit Committee. Mr. Bean serves as chairman of the Audit Committee. The Audit Committee met four times during 2009.
     Our Board of Directors has determined that Mr. Bean qualifies as an “audit committee financial expert” as that term is defined by the SEC, a “financially sophisticated audit committee member” as that term is defined under NASDAQ Marketplace Rule 4350(d)(2)(A) and is “independent,” as that term is defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SEC has indicated that the designation of a person as an “audit committee financial expert” does not (i) mean that such person is an expert for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), (ii) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation, or (iii) affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. The other members of our Audit Committee satisfy the financial literacy and other requirements for audit committee members under the NASDAQ Marketplace Rules.
     The Audit Committee adopted an audit committee charter in May 2004 that is available on the “Investor Relations-Corporate Governance” section of our website at http://www.wcawaste.com. Pursuant to the charter, the Audit Committee assists the board in overseeing: (i) our accounting and financial reporting processes; (ii) the audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) our internal controls and risk management procedures; (v) the qualifications and independence of our independent auditors; and (vi) the performance of our internal audit function and our independent auditors. The Audit Committee charter further provides that the Audit Committee, among other things:
•	has sole authority to appoint, compensate, retain, evaluate and terminate our independent auditors;

•	has sole authority to review and approve in advance all audit and permissible non-audit engagement fees, scope and terms with our independent auditors;

•	will review with members of management and discuss with our independent auditors the annual audited financial statements to be included in our annual reports on Form 10-K (including our disclosures under MD&A) prior to the filing of each annual report on Form 10-K;

•	will review with members of management and discuss with our independent auditors the quarterly financial statements to be included in our quarterly reports on Form 10-Q prior to the filing of each quarterly report on Form 10-Q;

•	review and approve all related party transactions between us and any executive officer or director for potential conflict of interest situations;

•	will monitor the compliance of our officers, directors and employees with our code of business conduct and ethics;

•	will discuss periodically with members of management and our independent auditors the adequacy and effectiveness of our disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees that are reported to the committee;

•	will establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	will prepare the Audit Committee Report included elsewhere in this proxy statement.
Compensation Committee
     The Compensation Committee is currently comprised of Messrs. Bean, Clark and Ramsey. Mr. Clark was appointed to the Compensation Committee on January 15, 2010. During 2009, a former director served on the Compensation Committee. If all nominees are elected at the Annual Meeting, Messrs. Bean, Clark and Ramsey, each of whom has been deemed independent, will continue to serve as the members of the Compensation Committee. Mr. Ramsey serves as chairman of the Compensation Committee. The compensation committee met four times during 2009.
     The Compensation Committee adopted a compensation committee charter in May 2004 that is available on the “Investor Relations-Corporate Governance” section of our website at http://www.wcawaste.com.
     Pursuant to its charter, the Compensation Committee has the following responsibilities, among others:
•	to evaluate and/or develop the compensation policies applicable to our executive officers, which shall include guidance regarding the specific relationship of corporate performance to executive compensation;

•	to assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the chief executive officer, and to oversee the development of executive succession plans;

•	to review and recommend on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer and our other executive officers;

•	to evaluate at least once a year the performance of our chief executive officer and our other executive officers in light of these established goals and objectives;

•	to recommend for approval by our Board of Directors the annual compensation of the our chief executive officer and our other executive officers, including salary, bonus, incentive and equity compensation;

•	to periodically review the compensation paid to non-employee directors (including board and committee chairpersons) in the form of annual retainers and meeting fees, if any, and to make recommendations to the Board of Directors regarding any adjustments;

•	to review our incentive compensation and other equity-based plans and recommend changes in such plans to the Board of Directors as necessary;

•	to assist the Board of Directors with respect to the administration of our incentive compensation and other equity-based plans;

•	to review and approve any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits and any material amendments to the foregoing, applicable to our executive officers, including our chief executive officer; and

•	to prepare the “Report of the Compensation Committee of the Board of Directors on Executive Compensation” included elsewhere in this proxy statement.
     Compensation of our chief executive officer and our other executive officers is governed by their respective employment agreements, and any additional compensation will be determined, or recommended to our Board of Directors for determination, by the Compensation Committee.
Acquisition Committee
     The Acquisition Committee was initially formed in December 2006. After being dissolved in 2008, the Acquisition Committee was reconstituted in July 2010. This committee is currently comprised of Messrs. Fatjo, Jr., Clark and Berry. The Acquisition Committee has the authority and responsibility to review and approve or disapprove any acquisition transaction involving our direct or indirect acquisition of a waste business or business related thereto, regardless of whether such transaction takes the form of a merger, purchase of assets or stock, exchange or any other form of acquisition transaction, as long as the total consideration paid or to be paid, together with the initial capital invested, by us is at least $5.0 million and does not exceed $25.0 million. Any acquisition transaction that involves total consideration and initial invested capital of more than $25.0 million requires the approval of our Board of Directors and acquisition transactions of less than $5.0 million may be consummated with the approval of our senior management team.
Nominating Committee
     We have not, at this time, created a separate nominating committee. The Board of Directors believes it is appropriate for WCA Waste not to have such a committee because the functions normally performed by such a committee are already being performed by WCA Waste’s independent directors. Further, each of our independent directors, currently Messrs. Bean, Clark, Ramsey, Moore and Singleton participate in the consideration of director nominees pursuant to our director nominations policy, a copy of which is included on the “Investors Relations-Corporate Governance” section of our website at http://www.wcawaste.com. A summary of our director nominations policy, which does not apply in cases where the right to nominate a director legally belongs to a third party, such as ACOF II’s right to elect directors discussed elsewhere in this proxy statement, is included below under the headings “Director Nominations,” “Identifying and Evaluating Nominees for Director” and “Director Qualifications.”
DIRECTOR NOMINATIONS
     Our independent directors will consider director candidates recommended by stockholders entitled to vote generally in the election for directors. Generally, in order for a stockholder to make a nomination, he or she must comply with the notice, information and consent provisions contained in our amended and restated bylaws, as such may be amended from time to time. In order for the director nomination to be timely, a stockholder must give written notice to the independent directors so that it is received not less than 90 days nor more than 120 days in advance of the first anniversary of the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. If no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the independent directors not more than ten days following the first date we publicly announce (as such term is defined in our amended and restated

bylaws) the date of such meeting. The address for the written notice is WCA Waste Corporation, c/o Corporate Secretary, One Riverway, Suite 1400, Houston, Texas 77056.
     The stockholder’s notice must set forth as to each nominee: (1) the exact name of such person; (2) such person’s age, principal occupation, business address and telephone number and residence address and telephone number; (3) the number of shares (if any) of each class of stock of WCA Waste owned directly or indirectly by such person; and (4) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected). The stockholder’s notice must also set forth as to the stockholder giving notice (w) his or her name and address, as they appear on our books, (x) his or her principal occupation, business address and telephone number and residence address and telephone number, (y) the class and number of shares of WCA Waste which are held of record or beneficially owned by him or her and (z) the dates upon which he or she acquired such shares of stock and documentary support for any claims of beneficial ownership. The notice must also include the other information required by the amended and restated bylaws.
     If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedures, or the other procedures set forth in our amended and restated bylaws, are not followed, the chairperson of the annual meeting of stockholders may determine that the stockholder’s nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of WCA Waste.
     The procedures described in the next paragraph are meant to establish an additional means by which certain stockholders can have access to our process for identifying and evaluating candidates, and is not meant to replace or limit stockholders’ general nomination rights in any way.
     In addition to those candidates identified through their own internal processes, in accordance with our director nominations policy, the independent directors will evaluate a candidate proposed by any single stockholder or group of stockholders that has beneficially owned more than 5% of our Common Stock for at least one year (and will hold the required number of shares through the annual meeting of stockholders) and that satisfies the notice, information and consent provisions in the director nominations policy (a “Qualified Stockholder”). All candidates (whether identified internally or by a Qualified Stockholder) who, after evaluation, are then recommended by the independent directors and approved by the Board of Directors, will be included in our recommended slate of director nominees in our annual proxy statement.
     In order to be considered by the independent directors for an upcoming annual meeting of stockholders, a notice from a Qualified Stockholder regarding a potential candidate must be received by the independent directors not less than 90 days nor more than 120 days in advance of the first anniversary of the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. If no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the independent directors not more than ten days following the first date we publicly announce (as such term is defined in our amended and restated bylaws) the date of such meeting. The address for the written notice is WCA Waste Corporation, c/o Corporate Secretary, One Riverway, Suite 1400, Houston, Texas 77056.
     If the information supplied by a Qualified Stockholder is deficient in any material aspect or if the foregoing procedures, or the other procedures set forth in our bylaws, are not followed, the independent directors may determine that the Qualified Stockholder’s nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of WCA Waste.
     Any candidate proposed by a Qualified Stockholder must be independent of the Qualified Stockholder in all respects as determined by the independent directors or by applicable law.

IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR
     The independent directors have typically identified candidates (other than those candidates elected by ACOF II or the candidates proposed by stockholders, as discussed above) by soliciting names of possible candidates from a number of sources such as members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. In addition, our independent directors may, upon approval by the full Board of Directors, retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). We have not yet required the services of a search firm or other third party to identify or evaluate or assist in identifying or evaluating potential director nominees in the past, although the independent directors reserve the right to retain a search firm in the future, if necessary.
     The independent directors will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria (including those nominees recommended by stockholders). If, based on the independent directors’ initial evaluation, a candidate continues to be of interest to the independent directors, the independent directors will interview the candidate and communicate their evaluation to the chairman of the board, the president and the chief executive officer. Later reviews will be conducted by the remaining independent directors and senior management. Ultimately, background and reference checks will be conducted and the independent directors will meet to finalize its list of recommended candidates for the Board of Directors’ consideration. If the full Board of Directors, with such interested directors recusing themselves as appropriate, will approve all final nominations after considering the recommendations of the independent directors, the chairman of the board, acting on behalf of the other members of the Board of Directors, will extend the formal invitation to an approved candidate to stand for election to the Board of Directors. Qualified candidates for election to the Board of Directors will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.
     In the case of each incumbent director whose term of office is set to expire, the independent directors will review the director’s overall service during his term, including the number of meetings he attended, his level of participation, the quality of his performance and whether he meets the independence standards set forth in the applicable SEC rules and regulations and the NASDAQ Marketplace Rules. If the independent directors’ review of the qualifications and performance of the incumbent director are favorable and the independent directors expect the incumbent to continue to make significant contributions to the Board of Directors, the independent directors will, absent special circumstances, ordinarily recommend the incumbent’s re-nomination.
     In the case of new director candidates, the questions of independence and financial expertise will be important in determining what roles the candidate can perform. The independent directors will determine whether the candidate meets the independence standards set forth in the applicable SEC rules and regulations and the NASDAQ Marketplace Rules, as well as the extent of the candidate’s experience in the areas of finance and accounting.
DIRECTOR QUALIFICATIONS
     WCA Waste Corporation Director Nominees
     Each candidate for director (whether or not recommended by a stockholder) must possess at least the following minimum qualifications:
•	Each candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

•	Each candidate shall be an individual who has demonstrated integrity, honesty and ethics in his or her professional life and has established a record of professional accomplishment in his or her chosen field.

•	Each candidate shall be prepared to participate fully in Board of Director activities, including active membership on at least one board committee and attendance at, and active participation in, meetings of the Board of Directors and the committees of which he or she is a member, and not have any other personal or professional commitments that would, in the independent directors’ sole judgment, interfere with or limit his or her ability to do so.

•	Each candidate shall possess a general appreciation for the issues confronting a public company’s size and operational scope, including corporate governance concerns, the regulatory obligations of a public company, strategic business planning, competition in a global business economy and basic concepts of corporate finance.

•	Each candidate shall be free of any legal or regulatory impediment to service on the Board of Directors.
     In addition, the independent directors also consider it desirable that candidates possess the following qualities or skills:
•	Each candidate should be independent as that term is defined by the NASDAQ Marketplace Rules and the rules and regulations of the SEC.

•	Each candidate, or family member (as defined by the NASDAQ Marketplace Rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act) of a candidate, should not have any material personal, financial or professional interest in any present or potential competitor of WCA Waste.

•	Each candidate should be free of any conflicts of interest that would interfere with the exercise of independent judgment.

•	Each candidate should contribute to the Board of Director’s overall diversity – diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

•	Each candidate should contribute positively to the existing chemistry and collaborative culture among board members.

•	Each candidate should possess strategic contacts and involvement in business and civic affairs.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
     Stockholders may communicate with the Board of Directors or with specified individual directors by sending a letter to our secretary or general counsel at the following address: WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas 77056.
     Communications to one or more directors will be collected and organized by our secretary or general counsel, who will forward such communications to the identified director(s) as soon as practicable after receipt of the communication.
CODE OF ETHICS
     We have adopted a code of business conduct and ethics applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The code of business conduct and ethics is available on the “Investor Relations-Corporate Governance” section of our website at http://www.wcawaste.com. If we amend the code of business conduct and ethics or grant a waiver, including an implicit waiver, from the code of business conduct and ethics, we intend to disclose the information on a current report on Form 8-K within four business days of such amendment or waiver, as applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     In 2009, Messrs. Bean and Ramsey, together with former director Ballard O. Castleman, served as members of our Compensation Committee. None of Messrs. Bean, Castleman or Ramsey was at any time during 2009, or at any other time, an officer or employee of WCA Waste or any of its subsidiaries. Further, except as noted in the following paragraph, none of our executive officers served as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of another entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee, or other committee performing a similar function, at any time during 2009.
     Pursuant to the Stockholder’s Agreement with ACOF II, one of the directors designated for election by ACOF II serves as an observer to the Compensation Committee. The observer is not a member of the committee or entitled to vote, but is entitled to notice of, attendance at and participation in each meeting of the compensation committee.
COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
     The Compensation Committee of our Board of Directors has the responsibility for evaluating and developing the compensation policies applicable to our named executive officers (“NEOs”) and other key officers of WCA Waste. The Compensation Committee’s charter sets forth the following responsibilities, among others, for the committee: evaluate and/or develop the compensation policies applicable to our NEOs and other key officers; review and recommend on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer and our other key officers; evaluate at least once a year the performance of our chief executive officer and our other key officers in light of these established goals and objectives; recommend for approval by our Board of Directors the annual compensation of our chief executive officer and our other key officers, including salary, bonus, incentive and equity compensation; and review our incentive compensation and other equity-based plans and recommend changes in such plans to the Board of Directors as necessary. In essence, the Compensation Committee’s fundamental responsibility is to administer our compensation program for our NEOs and our other key officers, which generally include those employees whose job responsibilities and policy-making authority are the broadest and most significant. Our Board of Directors currently designates four officers as NEOs: (1) Tom J. Fatjo, Jr., (2) Jerome M. Kruszka, (3) Charles A. Casalinova and (4) Tom J. Fatjo, III.
Compensation Philosophy and Objectives
     Our compensation philosophy is to tie compensation to the achievement of financial and non-financial objectives and to align long-term incentive compensation with stockholder interests.
     Our compensation arrangements for our NEOs are intended to:
•	link total compensation to the achievement of long-term goals and execution of our growth strategy; and

•	to attract and retain executives with the skills and talent necessary to lead us in the achievement of those goals and execution of that strategy.
Role of Named Executive Officers in Compensation Decisions
     The NEOs annually review the performance of our other officers and certain key employees and are authorized to approve salary amounts and increases, as well as bonuses, for such other officers and employees within parameters approved by the Compensation Committee. In addition, the NEOs make presentations concerning appropriate benchmarks and metrics that the Compensation Committee may consider in setting goals for performance awards and concerning target levels of compensation for NEOs that are not fixed by the terms of their employment agreements. The Compensation Committee can exercise its discretion in modifying any recommended awards, goals or targets proposed by the NEOs. Our NEOs also prepare and report information used by the Compensation Committee in making compensation decisions and used in determining whether targets have been achieved.
Benchmarking
     Our Compensation Committee generally attempts to provide our NEOs with a total compensation package that is competitive and reflective of the performance achieved by us as compared to the performance achieved by comparable companies within the waste services industry. The Compensation Committee is responsible for periodically reviewing the remuneration of our NEOs and proposing changes that it believes are necessary. From time to time, our Compensation Committee has engaged A.G. Ferguson & Assoc., Inc., or AGF, to evaluate the compensation of our NEOs and conduct a peer group analysis of the compensation structure for our NEOs and non-employee directors.
     The Compensation Committee relied upon AFG’s peer group analysis in establishing the base salary and other compensation components for the employment agreements that were entered into with each of the NEOs in January 1, 2007. Each of the employment agreements with the NEOs is for a three-year term which is automatically extended on a monthly basis unless either party gives notice that it does not intend for the term to be extended beyond such three-year term. The compensation components contained in those employment agreements remained in effect in 2009; however, certain modifications were made in May 2010 as discussed further below.
Executive Compensation Components
     The executive compensation program for our NEOs and other key officers includes the following principal elements:
•	base salary;

•	incentive compensation pursuant to a management incentive plan;

•	long-term equity incentive awards; and

•	perquisites.
     In addition, the employment agreements with each of our NEOs provide potential payments upon termination of employment for a variety of reasons, including a change in control of us. Each of the elements of our executive compensation program is discussed in the following paragraphs.
Base Salary. The Compensation Committee annually reviews and establishes base salaries for our NEOs. During its review of the base salaries for our NEOs, the Compensation Committee primarily considers:
•	the employment agreements then in place with each of the NEOs;

•	the other compensation components of the NEOs’ compensation packages;

•	the responsibility or position of the NEO or other key officers; and

•	the Consumer Price Index for the Houston Standard Metropolitan Statistical Area.
     Under the terms of their employment agreements, NEO base salaries are subject to annual increases that are not less than the percentage increase in the Consumer Price Index for the Houston Standard Metropolitan Statistical Area. Notwithstanding the terms of their employment agreements, the NEOs agreed to freeze their salaries for 2009 as part of a company-wide cost reduction initiative that was extended to all officers of the Company, which are set forth in the table below.

     During the first and second quarters of 2010, the Compensation Committee undertook a reassessment of the total compensation program for our NEOs. The Compensation Committee wanted to maintain the integrity of the overall compensation program while reducing the maximum percentage amount that each NEO could earn annually under the MIP and more closely align the NEOs’ total compensation with the value of our common stock. The Compensation Committee approved certain amendments to the employment agreements with each of the NEOs, which were ratified and approved by a majority of our Board of Directors. The amendment of the NEO employment agreements reduced the maximum total compensation that could be earned by the NEOs in 2010, in the aggregate, from $5.9 million under the prior NEO compensation structure to $4.7 million in 2010 under the amended and restated employment agreements with the NEOs.
     To partially offset the reduction in the maximum percentage amount that each NEO could earn under the MIP, from 200% of their respective annual base salaries in 2009 to 50% of such base salary amounts in 2010, the annual base salaries of each of the NEOs was increased effective as of January 1, 2010, as follows:

Name	2009 Base Salary	2010 Base Salary
Tom J. Fatjo, Jr.	$395,430	$633,000
Jerome M. Kruszka	$395,430	$633,000
Charles A. Casalinova	$296,599	$475,000
Tom J. Fatjo, III	$296,599	$475,000
Management Incentive Plan. In January 2007, the Compensation Committee approved the 2007 Management Incentive Plan, or MIP, which enabled the NEOs to potentially earn a maximum annual bonus of up to 200% of their base salaries. Since 2007, awards under the MIP have been paid annually, subject to the performance criteria established by the Compensation Committee in consultation with the NEOs, 50% in cash and 50% in restricted stock.
     After extensive discussion and analysis, the Compensation Committee determined that an undue portion of the NEOs’ total compensation was tied to the MIP. Accordingly, the Compensation Committee decided to reduce the maximum annual bonus that the NEOs are eligible to receive under the MIP from 200% to 50% of their base salaries, which a majority of our Board of Directors ratified and approved, and the NEOs agreed to amend their employment agreements to reflect such change.
     In prior years, the restricted stock portion of the MIP awards has been determined by dividing the award amount by the greater of $9.50 per share or the current market value of our common stock. The Compensation Committee wanted to establish a closer correlation between the NEOs’ compensation and the value of our Common Stock. Therefore, on May 18, 2010, the Compensation Committee approved an amendment to the MIP which provides that shares of restricted stock awarded pursuant to the MIP for 2010 and thereafter will be valued and priced at the average closing price of WCA’s Common Stock, as quoted on The NASDAQ Global Market, for the last ten (10) trading days that ends on January 31st of the grant year. The restricted stock portion of the award vests one-third annually on each of the three anniversary dates following the date that the award is made, but such vesting may be accelerated upon a change in control or a specific growth goal is achieved. The MIP awards are tied to the achievement of annual performance goals and encourage the NEOs to maintain employment by imposing vesting conditions.
     The Compensation Committee administers the MIP to provide annual incentive and at-risk compensation opportunity for the NEOs for achieving our annual goals. The two primary elements of our cash compensation program for 2009 were base salary and the cash portion of the performance-based bonus awards under the MIP. The MIP award eligibility is approved annually by our Compensation Committee at the beginning of each performance period. Generally, MIP participants are selected from key executives and officers who are primarily responsible for our annual growth, profitability and strategic plan, which at the present time consist solely of the four NEOs.

2009 Awards under the MIP
     At the beginning of each fiscal year, each participant in the MIP for that year is assigned a targeted award opportunity, expressed as a percent of salary based on performance achievement. MIP award opportunities may be redefined from time to time by the Compensation Committee and the NEOs, as modifications are made in our executive compensation strategy. The Compensation Committee, after consulting with our NEOs jointly, sets the MIP performance targets upon which potential bonuses may be earned for each fiscal year. Performance goals for the MIP awards may be equal to or exceed the goals in our business plan. The MIP performance goals may be adjusted by the Compensation Committee during the year if a major change occurs in our capital structure, such as a major acquisition. In determining the primary performance measures under the MIP, the Compensation Committee may consider several factors, including (i) performance of our base business, (ii) managing capital expenditures as such expenditures relate to our base business; (iii) implementation and execution of key strategic and operating initiatives; (iv) the performance of our Common Stock; and (v) our long-term growth goals. The performance matrix for calculating MIP awards for 2009 was based on the achievement of targeted goals. The performance matrix is reviewed annually to ensure that it is closely aligned with our business strategy and performance goals.
     For 2009, the Compensation Committee established and the Board of Directors approved three performance criteria for potential 2009 awards to the NEOs under the MIP—an EBITDA goal, a measure tied to capital expenditures, and certain non-financial goals and objectives as established by the Compensation Committee and the Board of Directors. The EBITDA and capital expenditure performance measures for 2009 each represented 35% of the total potential MIP award for each NEO. The Compensation Committee and the Board of Directors also added a non-financial performance component for potential 2009 awards under the MIP that was dependent upon the NEOs’ achievement of key goals, objectives and action plans as established by the Board of Directors. The non-financial performance goals included the establishment of enhanced reporting and performance metrics for each of our operating regions, the modification of certain covenants under our senior credit facility as well as a compliance measurement under our credit facilities, and other action plans and goals as may be established by the Compensation Committee and the Board of Directors for the NEOs throughout the year. If all three performance criteria were fully achieved in 2009, each of the NEOs was entitled to earn awards under the MIP up to 200% of their respective annual 2009 base salaries. The awards earned under the EBITDA and capital expenditures financial performance criteria were payable 50% in cash and 50% in restricted stock at $9.50 per share while the payment of awards under the non-financial performance goals were payable solely in cash.
     The maximum awards that each of the NEOs was eligible to receive in 2009 under the MIP, as a percentage of base salary, based upon achievement of each of the three performance measures were as follows:

	Maximum Percentage of	Maximum Percentage of	Maximum Percentage of
Named Executive	Salary Based on	Salary Based on Capital	Salary Based on Non-
Officer	EBITDA Target (1)	Expenditure Target (1)	Financial Goals (2)
Tom J. Fatjo, Jr.	70%	70%	60%
Jerome M. Kruszka	70%	70%	60%
Charles A. Casalinova	70%	70%	60%
Tom J. Fatjo, III	70%	70%	60%

(1)	The 2009 awards granted under the MIP for achievement of the EBITDA and capital expenditure goals were paid one-half in cash and one-half in restricted Common Stock with such restricted Common Stock vesting in one-third increments over a three year vesting period beginning on the date of grant. In accordance with the terms of the MIP for 2009, the number of shares of restricted Common Stock earned in 2009 was computed by dividing the dollar amount of the MIP award that was earned by the higher of $9.50 or the average market price of our shares over the 10 day period ending on February 25, 2010, which is the date upon which awards were paid for 2009 performance.

(2)	The 2009 awards granted under the MIP for achievement of the non-financial goals were paid in cash.
     For 2009, (i) 53.5% of the EBITDA target was met and each of the NEOs received awards under the MIP equal to 37.45% of their 2009 base salaries and (ii) 100% of the capital expenditure was met and each of the NEOs received awards under the MIP equal to 70% of their 2009 base salaries, with one-half of each such awards being paid in cash and one-half being paid in restricted shares of our Common Stock. For 2009, all of the non-financial goals were achieved and each of the NEOs received awards under the MIP equal to 60% of their 2009 base salaries, all of which was paid in cash.
Potential 2010 Awards under MIP
     For 2010, the NEOs are eligible to receive awards under the MIP equal to 50% of their 2010 base salaries depending upon the achievement of various performance goals. The Compensation Committee has established seven performance criteria for potential 2010 awards to the NEOs under the MIP. The 2010 performance criteria are: (1) an acquired revenue goal, (2) an EBITDA goal, (3) a stock price goal, (4) a capital expenditures goal, (5) a bank facility goal, (6) an analyst coverage goal and (7) a net income goal. The Compensation Committee believes that these performance criteria are important to effective and prudent management of our base business, diligent execution of our operating strategy and increasing shareholder value. The percentage amount of each performance criteria that is allocated to the total potential MIP award for each NEO has been determined by the Compensation Committee based upon the functional duties and responsibilities of each of the NEOs.
     Certain 2010 performance criteria are not applicable to certain of the NEOs. The acquired revenue goal, the EBITDA goal, the stock price goal and the net income goal are applicable to all of the NEOs; however, the percentage amount allocable to each may vary based upon their respective duties and responsibilities. All of the 2010 performance goals are quantifiable and measurable. If all performance criteria are fully achieved for 2010, each NEO is entitled to earn an award under the MIP equal to 50% of their respective 2010 base salaries. The 2010 MIP awards, if earned, will be paid 50% in cash and 50% in restricted stock at fair market value.
Long-Term Equity Incentive Awards. We currently grant restricted stock awards and performance awards to our NEOs, non-employee directors, other officers and key employees under our Third Amended and Restated 2004 WCA Waste Corporation Incentive Plan. The Fourth Amended and Restated WCA Waste Corporation Incentive Plan, or the Fourth Amended Plan, is being presented for approval of our stockholders at the Annual Meeting. If approved by our stockholders at the Annual Meeting, the Fourth Amended Plan increases the number of shares of our Common Stock that may be awarded or granted under such plan (i) by 650,000 shares immediately following the Annual Meeting and (ii) on January 1 of each year by the lesser of (A) 500,000 shares or (B) to an amount equal to 9% of the fully diluted shares of our Common Stock.
     The purposes of the Fourth Amended Plan are to (i) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest, thereby giving them an added incentive to work toward our continued growth and success and (ii) enable us to compete for the services of the individuals needed for our continued growth and success. To accomplish this purpose, the Fourth Amended Plan provides for the grant to eligible persons of stock options, purchased stock, bonus stock, phantom stock, stock appreciation rights, restricted stock, performance awards, and other stock or performance-based awards consistent with the purposes of the Fourth Amended Plan.
     Pursuant to the terms of their employment agreements, the NEOs receive annual awards of shares of restricted Common Stock. Commencing in 2010, annual awards of restricted Common Stock awarded to the NEOs pursuant to their employment agreements, as amended on May 18, 2010, will be determined by dividing the NEO’s annual base salary for 2009 by the average closing price of our Common Stock, as quoted on The NASDAQ Global Market, for the last ten (10) trading days that ends on January 31st of the grant year. For periods commencing on January 1, 2011 and annually thereafter, the annual base salary amount to be used to determine the amount of restricted Common Stock to be awarded to each NEO will be determined by the Compensation Committee in consultation with the NEO; provided, however, that such amount may not be less than the NEO’s 2009 base salary.
     The NEOs and Board of Directors jointly approve the issuance of restricted Common Stock to key officers and submit their recommendations to the Compensation Committee.
     The following awards of restricted stock were made to our NEOs during 2009 and 2010 pursuant to their employment agreements:

	Shares of Restricted Stock	Shares of Restricted Stock
Named Executive Officer	Granted in 2009	Granted in 2010 (1)
Tom J. Fatjo, Jr.	41,624	96,919	(2)
Jerome M. Kruszka	41,624	96,919	(3)
Charles A. Casalinova	31,220	72,696	(4)
Tom J. Fatjo, III	31,220	72,696	(5)

(1)	Initial grants were made to the NEOs on January 8, 2010, in accordance with the terms of their respective employment agreements in effect at that time, which grants were based on their 2009 annual base salaries divided by $9.50, which exceed the market value of our Common Stock at the time of such grants. Pursuant to the terms of the NEO employment agreements, as amended on May 18, 2010, additional grants will be made to each of the NEOs based on their 2009 annual base salaries divided by the average closing price of our Common Stock for the ten trading days ending on January 31, 2010 (which was $4.08), less the number of restricted shares granted to each of the NEOs on January 8, 2010. See footnotes 2 – 6 below for the amounts of the initial grant and the additional grant to be made to each NEO.

(2)	Mr. Fatjo, Jr. was issued 41,624 shares on January 8, 2010 and will be issued an additional 55,295 shares.

(3)	Mr. Kruszka was issued 41,624 shares on January 8, 2010 and will be issued an additional 55,295 shares.

(4)	Mr. Casalinova was issued 31,220 shares on January 8, 2010 and will be issued an additional 41,476 shares.

(5)	Mr. Fatjo, III was issued 31,220 shares on January 8, 2010 and will be issued an additional 41,476 shares.
Perquisites. We do not provide significant perquisites or personal benefits to our NEOs, except that our corporate aircraft is made available for the personal use of our NEOs on a limited basis. In addition, depending on seat availability, family members of our NEOs may travel on our corporate aircraft to accompany executives who are traveling on business. There is no incremental cost to us for family members of NEOs accompanying executives traveling on business trips. All of our NEOs are taxed on the value of their personal use of the Company’s aircraft in accordance with IRS regulations using the Standard Industry Fare Level Formula. However, we disclose the incremental cost to us of their use in Footnote 4 to the Summary Compensation Table below in accordance with SEC requirements.
     Also, we maintain a 401(k) Plan for our employees, including our NEOs, because we wish to encourage our employees to save a portion of their cash compensation, through voluntary deferrals, for their eventual retirement. The NEOs are entitled to participate in the company-sponsored 401(k) Plan on the same terms as all employees. We make a matching contribution of $0.25 for each dollar of an employee’s pre-tax contributions to the 401(k) Plan, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended. The matching contributions vest in one-third increments over a period of three years of service following the date of contribution.
     Please review the Summary Compensation Table and the accompanying narrative disclosures presented in this proxy statement for more information on perquisites and other personal benefits we provide to our NEOs.
Employment Agreements and Change in Control Agreements. We maintain employment agreements with our four NEOs and other key officers to help ensure they will perform their roles for an extended period of time. We entered into new agreements with the NEOs effective January 1, 2007 to incorporate changes as a result of the adoption of the MIP and the elimination of the PUP. For more information on these employment agreements, please read “Executive Compensation — Narrative to Summary Compensation Table and Plan-Based Awards Table — Employment Agreements” and “Executive Compensation – Potential Payments upon Termination or Change-in-Control” below. These agreements provide for severance compensation to be paid if the employment of the executives is terminated under certain conditions, including, without limitation, his death or disability, following a change in control, termination by him for “good” reason or for any other reason or termination by us for any reason other than upon his death or disability, including for “cause,” each as defined in the agreements. The employment agreements for each of the NEOs were amended and restated in December 2008 to ensure compliance with the regulations under Section 409A of the Internal Revenue Code of 1986, as amended. The employment agreements were further amended and restated in May 2010 to (i) reduce the amount that each NEO is eligible to earn annually under the MIP, (ii) increase the base salaries of each of the NEOs to partially offset the reduction in potential compensation under the MIP, and (iii) modify the methodology for calculating the shares of restricted Common Stock granted annually to the NEOs under the terms of their employment agreements. The 2008 and 2010 amendments to the NEOs’ employment agreements did not modify the change in control provisions of such agreements.
Tax Deductibility of Compensation
     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s CEO or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders).
COMPENSATION COMMITTEE REPORT
     The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended by the Board of Directors that the Compensation Committee Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
Roger Ramsey, Chairman
Richard E. Bean
Daniel J. Clark

EXECUTIVE COMPENSATION
     The following tables set forth the aggregate compensation earned during 2009, 2008 and 2007 by the chief executive officer, the chief financial officer and our two mostly highly compensated executive officers other than the chief executive officer and the chief financial officer who were serving as executive officers at the end of the last completed fiscal year (collectively, the “Named Executive Officers” or “NEOs”).
Summary Compensation Table

				Non-Equity
			Stock	Incentive Plan	All Other
Name and Principal		Salary	Awards	Compensation	Compensation	Total
Position	Year	($)	($) (1)(3)	($) (2)	($) (4)	($)
Tom J. Fatjo, Jr.,	2009	395,430	345,183	449,703	79,786	1,270,102
Chairman of the Board and	2008	395,430	401,639	123,572	129,374	1,050,015
Chief Executive Officer	2007	385,785	316,711	385,785	122,881	1,211,162
Jerome M. Kruszka,	2009	395,430	345,183	449,703	6,529	1,196,845
President and Chief	2008	395,430	401,639	123,572	28,840	949,481
Operating Officer	2007	385,785	316,711	385,785	7,091	1,095,372
Charles A. Casalinova,	2009	296,599	250,801	337,307	35,323	920,030
Senior Vice President and	2008	296,599	294,984	83,418	22,483	697,484
Chief Financial Officer	2007	289,365	237,552	260,429	22,832	810,178
Tom J. Fatjo, III, Senior	2009	296,599	224,953	337,307	27,788	886,647
Vice President—Finance and	2008	296,599	255,969	83,418	14,946	650,932
Secretary	2007	241,046	197,886	216,941	26,534	682,407

Columns without data have been omitted.

(1)	This column represents the dollar amount recognized for financial statement reporting purposes in fiscal 2009, 2008 and 2007, respectively, with respect to shares of restricted Common Stock granted pursuant to the Fourth Amended Plan, as determined pursuant to accounting standards related to stock-based compensation. The aggregate grant date fair value is computed by multiplying the closing market price of our Common Stock on the grant date by the number of restricted shares granted. See Note 9 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 9, 2010, for further discussion on the recognition of stock-based compensation. For more information on these awards, see the Grants of Plan-Based Awards table below.

(2)	This column represents cash payments made under the 2007 Management Incentive Plan (the “MIP”).

(3)	Amounts shown in this column include both (i) restricted stock grants made pursuant to the terms of each of the NEOs’ employment agreements which have been awarded annually in an amount equal to their respective NEO’s annual salary divided by the greater of $9.50 per share or the average closing and bid price of our Common Stock for the last 10 days proceeding the grant date and (ii) MIP awards made in the form of restricted stock; however, the amounts shown for 2009 do not reflect that portion of awards granted pursuant to the MIP that were made in the form of restricted Common Stock in February 2010 with respect to the achievement of performance goals in 2009 and, therefore, do not include the fair value of the restricted stock awards earned in 2009. All restricted shares reflected in this column vest over three years and are subject to forfeiture under certain circumstances. The table below reflects the number and fair value of the shares of restricted Common Stock that were granted to each of the NEOs under the MIP in February 2010 with respect to the achievement of performance goals established for 2009:

		Stock Awards:
		Number of Shares of	Grant Date Fair Value of
Named Executive Officer	Grant Date	Stock (#)	Stock Awards ($) (*)
Tom J. Fatjo, Jr.	2/12/2010	22,363	93,701
Jerome M. Kruszka	2/12/2010	22,363	93,701
Charles A. Casalinova	2/12/2010	16,773	70,279
Tom J. Fatjo, III	2/12/2010	16,733	70,279

*	Based on the market value per share of Common Stock on the date of grant of $4.19 per share.

(4)	The amounts reported for each of the named executive officers in “All Other Compensation” are show below:

	401(k) Matching	Health Insurance	Personal Use of
Named Executive Officer	Contributions ($) (1)	Premiums ($)	Company Aircraft ($) (2)
Tom J. Fatjo, Jr.	—	8,264	71,522
Jerome M. Kruszka	4,125	2,404	—
Charles A. Casalinova	5,500	8,264	21,559
Tom J. Fatjo, III	4,125	8,264	15,399

(1)	We sponsor a 401(k) Profit Sharing Plan for its eligible employees including the NEOs. Under this plan, eligible employees are permitted to make salary deferrals of amounts up to the Internal Revenue Service limitation. Salary deferrals will be matched 25% by us, subject to IRS limitations, and employees are 100% vested in these matching contributions after three years of service with us. Salary deferrals are 100% vested at all times.

(2)	We calculate the amount of the personal aircraft usage perquisite based on our incremental cost. The calculation is based on the cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar and parking costs, and other variable costs. Under applicable Internal Revenue Service regulations, we impute income to the NEOs for their personal aircraft usage based upon the Standard Industry Fare Level (SIFL) rates set by the U.S. Department of Transportation. The amount of imputed income for each NEO, based on the SIFL rates, may not exceed annual limits established by our Board of Directors. The imputed income to each of the NEOs for the personal aircraft usage in 2009 was as follows (with the maximum amounts established by the Board of Directors indicated in parentheses): $30,870 ($50,000 limit) for Mr. Fatjo, Jr.; $8,553 ($35,000 limit) for Mr. Casalinova; and $8,423 ($35,000 limit) for Mr. Fatjo, III.

Grants of Plan-Based Awards for Fiscal Year 2009
     We did not grant non-equity or equity incentive plan awards or stock options during 2009. Rather, we granted stock awards consisting of restricted Common Stock under the Third Amended Plan and pursuant to employment agreements with each of our NEOs. All of the stock awards granted in 2009 vest in equal one-third increments on January 8, 2010, January 8, 2011 and January 8, 2012. The specific awards of restricted Common Stock that were granted by the Compensation Committee to each of the NEOs in 2009 under the Third Amended Plan and the terms of their respective employment agreements are as follows:

		All Other Stock	Grant Date Fair Value of
		Awards: Number of	Stock and Option Awards
Named Executive Officer	Grant Date	Shares of Stock (#) (1)	($) (2)
Tom J. Fatjo, Jr.	1/8/2009	41,624	104,060
Jerome M. Kruszka	1/8/2009	41,624	104,060
Charles A. Casalinova	1/8/2009	31,220	78,050
Tom J. Fatjo, III	1/8/2009	31,220	78,050

(1)	The number of shares of restricted Common Stock was computed by dividing the NEOs base salary for 2009 by $9.50 per share, which exceeded the market value on the grant date.

(2)	Based on the market value on the date of grant of $2.50 per share.
     In accordance with the terms of the MIP and the employment agreements with each of our NEOs, stock awards were granted to each of the NEOs in 2009 for 50% of the performance compensation earned under the two of the three performance criteria under MIP in 2009. The specific awards of restricted Common Stock that were granted by the Compensation Committee to each of the NEOs in 2009 under the MIP and the terms of their respective employment agreements are as follows:

		All Other Stock
		Awards: Number of	Grant Date Fair Value of Stock
Named Executive Officer	Grant Date	Shares of Stock (#) (1)	and Option Awards ($) (2)
Tom J. Fatjo, Jr.	2/12/2009	13,008	27,967
Jerome M. Kruszka	2/12/2009	13,008	27,967
Charles A. Casalinova	2/12/2009	8,781	18,879
Tom J. Fatjo, III	2/12/2009	8,871	18,879

(1)	The number of shares of restricted Common Stock was computed by dividing 50% of the incentive compensation amount earned under the MIP by each of the NEOs in 2009 by $9.50 per share, which exceeded the market value on the grant date.

(2)	Based on the market value on the date of grant of $2.15 per share.
Narrative to Summary Compensation Table and Plan-Based Awards Table
Employment Agreements
     On January 5, 2007, our subsidiary, WCA Management Company, L.P. (“WCA Management”), entered into an employment agreement (retroactively effective to January 1, 2007, the “Effective Date”) with each of Tom J. Fatjo, Jr., our chief executive officer, Jerome M. Kruszka, our president and chief operating officer, Charles A. Casalinova, our senior vice president and chief financial officer, and Tom J. Fatjo, III, our senior vice president-finance and secretary. We have guaranteed WCA Management’s obligations under these employment agreements. On December 8, 2008, the employment agreement with each NEO was amended and restated to make adjustments required by the regulations promulgated under Section 409A of the Internal Revenue Code, as amended. The NEOs’ employment agreements were further amended and restated in May 2010 to (i) reduce the amount that each

NEO is eligible to earn annually under the MIP, (ii) increase the base salaries of each of the NEOs, and (iii) modify the methodology for calculating the shares of restricted Common Stock granted annually to the NEOs under the terms of their employment agreements. The terms of the amended and restated employment agreements with each NEO are retroactively effective to January 1, 2010. Below is a summary description of the material terms of these employment agreements and, as such, is not complete. Complete copies of each of these employment agreements are filed as exhibits to our Current Report on Form 8-K filed May 20, 2010 with the SEC.
•	Term of Each Employment Agreement. The employment agreement for each of the NEOs provides for a term of three years commencing on the Effective Date plus any extensions (the “Term”). On the first day of each calendar month, the Term is automatically extended for an additional calendar month unless WCA Management or the NEO gives notice not to extend the Term. The employment agreements terminate on the earlier of (i) the last day of the Term (as extended), (ii) the NEO’s death, (iii) notice that the NEO is “permanently disabled” (as defined in the employment agreements), (iv) WCA Management’s termination of the NEO’s employment for “cause” (as defined in the employment agreements) or (v) the NEO’s termination of his employment for “good reason” (as defined in the employment agreements).

•	Compensation. The employment agreements provide for the following base salaries for the NEOs for 2009 and 2010:

Named Executive Officer	2009 Base Salary ($)	2010 Base Salary ($)
Tom J. Fatjo, Jr.	395,430	633,000
Jerome M. Kruszka	395,430	633,000
Charles A. Casalinova	296,599	475,000
Tom J. Fatjo, III	296,599	475,000
In accordance with our compensation policies and the employment agreements with each of the NEOs, the base salaries are increased each year by not less than the percentage increase during the immediately preceding year in the Consumer Price Index for the Houston Standard Metropolitan Statistical Area.

•	Participation in Compensation Plans. Each NEO and various other key officers are eligible to participate in the following plans:
o	2007 Management Incentive Plan. Pursuant to the MIP, each participant, including the NEOs, has the opportunity to earn an annual bonus based on performance measures and annual incentive plan goals, which are established by the Compensation Committee. The opportunity to earn a bonus under the MIP is expressed as percentage of base salary and is set each year for each NEO separately. For 2009, the maximum percentage of base salary for each NEO was 200%. For 2010, the maximum percentage of base salary for each NEO was reduced to 50%. For 2010, the Compensation Committee and the Board of Directors established seven performance goals. The 2010 performance criteria are: (1) an acquired revenue goal, (2) an EBITDA goal, (3) a stock price goal, (4) a capital expenditures goal, (5) a bank facility goal, (6) an analyst coverage goal and (7) a net income goal. The Compensation Committee believes that these performance criteria are important to effective and prudent management of our base business, diligent execution of our operating strategy and increasing shareholder value. The percentage amount of each performance criteria that is allocated to the total potential MIP award for each NEO has been determined by the Compensation Committee based upon the functional duties and responsibilities of each of the NEOs. Certain performance criteria are not applicable to certain of the NEOs. The acquired revenue goal, the EBITDA goal, the stock price goal and the net income goal are applicable to all of the NEOs; however, the percentage amount allocable to each may vary based upon each of their duties and responsibilities. All of the 2010 performance goals are quantifiable and measurable. If all three performance criteria are fully achieved for 2010, each of the NEOs is entitled to earn awards under the MIP up to 50% of their respective 2010 base salaries. All 2010 MIP awards, if earned. will be paid 50% in cash and 50% in restricted stock at fair market value.

o	Restricted Stock Grants. Under the terms of their respective employment agreements, the NEOs receive annual grants of restricted Common Stock under the MIP, with such grants being made in January of each year. In 2009, the number of shares of restricted Common Stock granted to each NEO was equal to his base salary divided by $9.50 per share, which was greater than the market value of one share of our Common Stock on the date of grant. Commencing in 2010, the number of shares granted to each NEO will be calculated using his 2009 base salary and dividing such amount by the average closing price of our Common Stock on The NASDAQ Global Market for the ten trading days ending on January 31, 2010, which was $4.08 per share. Under the terms of the amended and restated employment agreements, each NEO is entitled to receive an annual restricted stock grant based on the same formula in each subsequent year in which such NEO remains an employee, with the base salary amount to be used for each such grant being determined by the Compensation Committee in consultation with each NEO, which base salary amount for restricted stock grants will not be less than the NEO’s 2009 base salary. These restricted stock grants vest in one-third increments over the three-year period following the date of grant. Dividends are payable on these awards, whether or not they are vested, to the extent any dividends are paid on the Common Stock.

o	Other Plans. The NEOs and, to the extent applicable, the NEOs’ family, dependents and beneficiaries, may participate in the benefit or similar plans, policies or programs provided to similarly situated employees under our standard employment practices as in effect from time to time.
•	Termination and Change in Control Payments. The employment agreements provide for the following termination payments:
o	Upon termination for any reason whatsoever, an NEO (or in case of death, his estate) is entitled to all salary and expense reimbursements due through the date of such termination and such benefits as are available pursuant to the terms of any benefit or similar plans, policies or programs in which he was participating at the time of such termination.

o	Upon termination for death or permanent disability (as defined in the employment agreement), in lieu of any further salary, bonus payments, or other severance, an NEO (or his estate, as applicable) will be entitled to a lump-sum cash severance payment equal to the amount of his base salary (computed at the rate then in effect) for the remaining Term of the employment agreement.

o	Upon termination of an NEO for any reason other than death, permanent disability or cause (as defined in the employment agreement), or if the NEO terminates his employment for good reason (as defined in the employment agreement), he will be entitled to continued salary payments throughout the balance of the Term, to continue coverage under any annual and long-term incentive plans, and to other benefits pursuant to the employment agreement. If WCA Management pays this salary and benefits for the Term of the employment agreement, the NEO will be subject to non-competition and confidentiality covenants through that full Term.

o	Upon a Change in Control (as defined below) or within 24 months thereafter, an NEO (and certain other key officers) will be entitled to certain change of control payments if (a) his employment is involuntarily terminated other than for cause, (b) his reporting level is significantly reduced (as determined by the officer in good faith), (c) his base salary and annual incentive compensation is reduced by 10% or more, or (d) he is required to relocate by more than 50 miles. If triggered, the Change in Control payments to an NEO (or other key officers) will be made in a lump sum cash payment equal to three times the sum of (i) his base salary and (ii) his average annual bonus pursuant to any annual bonus plan in effect as to any of the three consecutive calendar years ending immediately before the calendar year in which the last event triggering the right to the payment occurred. “Change in Control” is defined to mean any one of the following events:
(i)	a change in the ownership of WCA Waste Corporation, a change in the effective control of a company or a change in the ownership of a substantial portion of the assets of a corporation, as specifically provided in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which includes if one person or more persons acting as a group acquires ownership of more than fifty percent (50%) of the total fair market value or voting power of our stock;

(i)	one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of our stock; or

(iii)	a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board of Directors before the date of the appointment or election.

If this definition of Change in Control does not conform to the definition of change in control under Section 409A of the Code, as in effect from time to time, the definition will be deemed amended for purposes of the NEOs’ employment agreements to conform to the requirements of Section 409A of the Code.
o	Any payment to be made to the respective NEOs resulting from his “separation from service,” as defined in Section 409A of the Code, will be delayed for six months following such separation from service.
•	Gross-Up Payments for Excise Taxes. If payments to be made to NEOs or other key officers (whether under the employment agreements or any other agreement or plan) are subject to state or federal excise taxes (and any interest or penalties with respect to such taxes), such officers will be entitled to additional payments so that the net amount after payment of the excise tax (and any such interest or penalties) will equal the total payments they are entitled to receive under their employment agreements. However, if no excise tax would be payable if the total payments were reduced by 3% or less, then the aggregate payments shall be reduced by the amount necessary to avoid application of the excise tax.

•	Other provisions. The employment agreements with the NEOs (and other key officers) also contain other provisions, including provisions to prevent duplication of benefits to waive any requirement that an officer seek other employment, to prevent any reduction in payments because of compensation earned from other employers, and to waive any offset rights by WCA Waste. The employment agreements also subject each NEO and other key officers to certain non-compete and confidentiality covenants during the Term of the employment agreements.
     Additional information regarding the termination and Change-in-Control provisions of the NEOs’ employment agreements are set forth below under “- Potential Payments Upon Termination or Change-in-Control.”

     The following table sets forth certain information regarding equity-based awards received by each of the NEOs as of December 31, 2009.
Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards					Stock Awards
										Equity
									Equity	Incentive
									Incentive	Plan
								Market	Plan	Awards:
								Value	Awards:	Market
								of	Number	or Payout
			Equity					Shares	of	Value of
			Incentive					or	Unearned	Unearned
			Plan			Number		Units	Shares,	Shares,
			Awards:			of Shares		of	Units or	Units or
	Number of	Number of	Number of			or Units		Stock	Other	Other
	Securities	Securities	Securities			of Stock		That	Rights	Rights
	Underlying	Underlying	Underlying	Option		That		Have	That	That
	Unexercised	Unexercised	Unexercised	Exercise	Option	Have Not		Not	Have Not	Have Not
	Options (#)	Options (#)	Unearned	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)		($) (1)	(#)	($)
Tom J. Fatjo, Jr.	100,000	—	—	9.50	6/22/2014	—		—	—	—
	—	—	—	—	—	13,537	(2)	58,209	—	—
	—	—	—	—	—	27,750	(3)	119,325	—	—
	—	—	—	—	—	27,073	(4)	116,414	—	—
	—	—	—	—	—	41,624	(5)	178,983	—	—
	—	—	—	—	—	13,008	(6)	55,934	—	—
Jerome M. Kruszka	100,000	—	—	9.50	6/22/2014	—		—	—	—
	—	—	—	—	—	13,537	(2)	58,209	—	—
	—	—	—	—	—	27,750	(3)	119,325	—	—
	—	—	—	—	—	27,073	(4)	116,414	—	—
	—	—	—	—	—	41,624	(5)	178,983	—	—
	—	—	—	—	—	13,008	(6)	55,934	—	—
Charles A. Casalinova	75,000	—	—	9.50	6/22/2014	—		—	—	—
	—	—	—	—	—	10,155	(2)	43,667	—	—
	—	—	—	—	—	20,814	(3)	89,500	—	—
	—	—	—	—	—	18,276	(4)	78,587	—	—
	—	—	—	—	—	31,220	(5)	134,246	—	—
	—	—	—	—	—	8,781	(6)	37,758	—	—
Tom J. Fatjo, III	65,000	—	—	9.50	6/22/2014	—		—	—	—
	—	—	—	—	—	8,458	(2)	36,369	—	—
	—	—	—	—	—	20,814	(3)	89,500	—	—
	—	—	—	—	—	15,224	(4)	65,463	—	—
	—	—	—	—	—	31,220	(5)	134,246	—	—
	—	—	—	—	—	8,781	(6)	37,758	—	—

(1)	Determined by multiplying the closing market price of our Common Stock as of December 31, 2009 ($4.30) by the number of shares in the prior column.

(2)	These restricted stock awards were granted on January 8, 2007 under the terms of the NEOs’ respective employment agreements and the Third Amended Plan. The first two one-third increment of these restricted stock awards vested on January 8, 2008 and 2009. The remaining one-third increments of the restricted stock awards vested as follows:

Named Executive Officer	1/8/2010
Mr. Fatjo, Jr.	13,537
Mr. Kruszka	13,537
Mr. Casalinova	10,155
Mr. Fatjo, III	8,458
(3)	These restricted stock awards were granted on January 8, 2008 under the terms of the NEOs’ respective employment agreements and the Third Amended Plan. The first one-third increment of these restricted stock awards vested on January 8, 2009 and the remaining restricted stock awards vest as follows:

Named Executive Officer	1/8/2010	1/8/2011
Mr. Fatjo, Jr.	13,875	13,875
Mr. Kruszka	13,875	13,875
Mr. Casalinova	10,407	10,407
Mr. Fatjo, III	10,407	10,407
(4)	These restricted stock awards were granted on February 12, 2008 in payment of the incentive compensation earned for 2007 be each of the NEOs under the MIP. The first one-third increment of these restricted stock awards vested on February 12, 2009 and the remaining restricted stock awards vest as follows:

Named Executive Officer	2/12/2010	2/12/2011
Mr. Fatjo, Jr.	13,536	13,537
Mr. Kruszka	13,536	13,537
Mr. Casalinova	9,138	9,138
Mr. Fatjo, III	7,612	7,612
(5)	These restricted stock awards were granted on January 8, 2009 under the terms of the NEOs’ respective employment agreements and the Third Amended Plan and vest as follows:

Named Executive Officer	1/8/2010	1/8/2011	1/8/2012
Mr. Fatjo, Jr.	13,874	13,875	13,875
Mr. Kruszka	13,874	13,875	13,875
Mr. Casalinova	10,406	10,407	10,407
Mr. Fatjo, III	10,406	10,407	10,407
(6)	These restricted stock awards were granted on February 25, 2009 in payment of the incentive compensation earned for 2008 be each of the NEOs under the MIP and vest as follows:

Named Executive Officer	2/25/2010	2/25/2011	2/25/2012
Mr. Fatjo, Jr.	4,336	4,336	4,336
Mr. Kruszka	4,336	4,336	4,336
Mr. Casalinova	2,927	2,927	2,927
Mr. Fatjo, III	2,927	2,927	2,927

     In 2009, none of the NEOs exercised any of the options previously granted to them, all of which are vested in full. The following table sets forth certain information regarding vesting of restricted stock held by the NEOs during the year ended December 31, 2009.
Stock Vested In Fiscal Year 2009

	Stock Awards
	Number of Shares	Value Realized on
Named Executive Officer	Acquired on Vesting	Vesting ($) (1)
Tom J. Fatjo, Jr.	54,037	129,135
Jerome M. Kruszka	54,037	129,135
Charles A. Casalinova	39,515	94,471
Tom J. Fatjo, III	34,656	83,044

(1)	Determined by multiplying the number of shares of stock that vested during 2009 by the closing market price of our Common Stock on the respective vesting dates, but excluding any tax obligation incurred in connection with such vesting.
Potential Payments Upon Termination or Change-in-Control
     The following summaries set forth potential payments payable to our NEOs upon termination of employment or a Change in Control of us under their current employment agreements and our stock plans and other compensation programs. For purposes of the following summaries, dollar amounts are estimates based on salary as of December 31, 2009, benefits paid to the named executive officer in fiscal year 2009 (and any prior years as applicable) and stock and option holdings of the name executive officer as of December 31, 2009. The summaries assume a price per share of our common stock of $4.30 per share, which was the closing price per share on December 31, 2009, as reported on the NASDAQ Global Market.
     Termination and Change in Control. Each of our NEOs is entitled to certain benefits under his employment agreement upon any of the following:
•	we terminate his employment as a result of his death;

•	we terminate his employment as a result of his permanent disability;

•	we terminate his employment for cause;

•	the NEO terminates his employment for good reason; and

•	the NEO involuntarily terminates for any reason other than cause within 24 months following a Change in Control.
     Upon our Change in Control, all of the NEOs restricted stock that is unvested will automatically accelerate and become fully vested.
     Upon termination for any reason whatsoever, each NEO (or in case of death, his estate) is entitled to all salary and expense reimbursements due to such NEO through the date of his termination and such benefits as are available pursuant to the terms of any benefit or similar plans, policies or programs in which he was participating at the time of such termination.
     Death or Permanent Disability. Upon termination for death or permanent disability, in lieu of further salary, bonus payments, or other severance, we will pay to such NEO (or his estate), within 30 days of such termination, a lump sum cash severance payment equal to his base salary for the remaining term of his employment agreement as in effect immediately prior to such termination.

     Termination by Us for Reason Other than Death, Permanent Disability, or Cause, or by the NEO for Good Reason. Throughout the full term of each NEO’s employment agreement, we shall continue to pay such NEO’s salary, continue coverage in any annual and long-term incentive plans, and provide benefits as described in his employment agreement.
     Termination by Us within 24 Months Following a Change in Control. We shall pay to each NEO, within thirty (30) days after termination (in the event such termination occurs within 24 months of a Change in Control), a lump sum cash payment equal to three times the sum of (i) the NEO’s annual base salary in effect immediately prior to the Change in Control and (ii) the NEO’s average annual bonus. The average annual bonus shall mean the average annual bonus earned by the affected NEO pursuant to any annual bonus plan in which such NEO participated during any of the three consecutive calendar years ending immediately prior to the year of termination.
     If any payment or benefit under each NEO’s employment agreement is determined to be subject to the excise tax for “excess parachute payments” under U.S. federal income tax rules, such NEO is entitled to receive an additional amount (“tax gross-up”) to adjust for the incremental tax costs of those payments to him. However, if any NEO’s payments due on a termination following a Change in Control do not exceed 103% of his average compensation for the previous five years, then his payments shall be scaled back such that an excise tax is not due.
Tom Fatjo Jr.
     Assuming that Tom Fatjo Jr.’s employment was terminated under each of these circumstances, or a change in control occurred on December 31, 2009, such payments and benefits have an estimated value as follows (less applicable withholding taxes):

				Value of Equity
				Awards Received
	Cash		Tax Gross-	or to be Received
Scenario	Severance ($)		Ups ($)	($)
Death or Permanent Disability	1,186,290	(1)	—	—
Termination for cause	—		—	—
Termination for good reason by Mr. Fatjo Jr. or without cause by WCA Waste Corporation	3,583,662	(2)	—	982,993 (3)
Involuntary Termination other than for cause within 24 months of a change in control	2,867,152	(4)	—	528,866 (5)

(1)	This amount represents three times the 2009 base salary for Mr. Fatjo.

(2)	This amount represents three times the sum of (a) Mr. Fatjo’s annual base salary for 2009; (b) the maximum award for which Mr. Fatjo was eligible in 2009 under the MIP in accordance with the terms of his employment agreement; (c) matching 401(k) contribution made to his account for 2009; and (d) the health insurance premiums made for Mr. Fatjo’s benefit in 2009.

(3)	This amount represents the sum of the amount of accelerated unvested restricted stock currently owned plus any grants of restricted stock to be granted during the remaining three year term of the employment agreement based on the closing price of our Common Stock on December 31, 2009 ($4.30).

(4)	Cash severance is equal to three times the sum of Mr. Fatjo’s 2009 base salary ($395,430) and his average annual bonus over the prior three calendar years ($560,287).

(5)	As of December 31, 2009, Mr. Fatjo held 122,992 shares of unvested restricted stock. The value of accelerated unvested restricted stock was calculated by multiplying 122,992 shares underlying Mr. Fatjo’s unvested restricted stock by $4.30 (our closing price per share on December 31, 2009).

Jerome M. Kruszka
     Assuming that Jerome M. Kruszka’s employment was terminated under each of these circumstances, or a Change in Control occurred on December 31, 2009, such payments and benefits have an estimated value as follows (less applicable withholding taxes):

				Value of Equity
				Awards Received
	Cash		Tax Gross-	or to be Received
Scenario	Severance ($)		Ups ($)	($)
Death or Permanent Disability	1,186,290	(1)	—	—
Termination for cause	—		—	—
Termination for good reason by Mr. Kruszka or without cause by WCA Waste Corporation	3,578,456	(2)	—	982,993 (3)
Involuntary Termination other than for cause within 24 months of a change in control	2,867,152	(4)	—	528,866 (5)

(1)	This amount represents three times the 2009 base salary for Mr. Kruszka.

(2)	This amount represents three times the sum of (a) Mr. Kruszka’s annual base salary for 2009; (b) the maximum award for which Mr. Kruszka was eligible in 2009 under the MIP in accordance with the terms of his employment agreement; (c) matching 401(k) contribution made to his account for 2009; and (d) the health insurance premiums made for Mr. Kruszka’s benefit in 2009.

(3)	This amount represents the sum of the amount of accelerated unvested restricted stock currently owned plus any grants of restricted stock to be granted during the remaining three year term of the employment agreement based on the closing price of our Common Stock on December 31, 2009 ($4.30).

(4)	Cash severance is equal to three times the sum of Mr. Kruszka’s base salary ($395,430) and average annual bonus over the prior three calendar years ($560,287).

(5)	As of December 31, 2009, Mr. Kruszka held 122,992 shares of unvested restricted stock. The value of accelerated unvested restricted stock was calculated by multiplying 122,992 shares underlying Mr. Kruszka’s unvested restricted stock by $4.30 (our closing price per share on December 31, 2009).
Charles A. Casalinova
     Assuming that Charles A. Casalinova’s employment was terminated under each of these circumstances, or a Change in Control occurred on December 31, 2009, such payments and benefits have an estimated value as follows (less applicable withholding taxes):

				Value of Equity
				Awards Received
	Cash		Tax Gross-	or to be Received
Scenario	Severance ($)		Ups ($)	($)
Death or Permanent Disability	889,797	(1)	—	—
Termination for cause	—		—	—
Termination for good reason by Mr. Casalinova or without cause by WCA Waste Corporation	2,532,723	(2)	—	724,374 (3)
Involuntary Termination other than for cause within 24 months of a change in control	2,074,146	(4)	—	383,758 (5)

(1)	This amount represents three times the 2009 base salary for Mr. Casalinova.

(2)	This amount represents three times the sum of (a) Mr. Casalinova’s annual base salary for 2009; (b) the maximum award for which Mr. Casalinova was eligible in 2009 under the MIP in accordance with the terms of his employment agreement; (c) matching 401(k) contribution made to his account for 2009; and (d) the health insurance premiums made for Mr. Casalinova’s benefit in 2009.

(3)	This amount represents the sum of the amount of accelerated unvested restricted stock currently owned plus any grants of restricted stock to be granted during the remaining three year term of the employment agreement based on the closing price of our Common Stock on December 31, 2009 ($4.30).

(4)	Cash severance is equal to three times the sum of Mr. Casalinova’s base salary ($296,599) and average annual bonus over the prior three calendar years ($394,783).

(5)	As of December 31, 2009, Mr. Casalinova held 89,246 shares of unvested restricted stock. The value of accelerated unvested restricted stock was calculated by multiplying 89,246 shares underlying Mr. Casalinova’s unvested restricted stock by $4.30 (our closing price per share on December 31, 2009).
Tom Fatjo, III
     Assuming that Tom Fatjo, III’s employment was terminated under each of these circumstances, or a Change in Control occurred on December 31, 2009, such payments and benefits have an estimated value as follows (less applicable withholding taxes):

				Value of Equity
				Awards Received
	Cash		Tax Gross-	or to be Received
Scenario	Severance ($)		Ups ($)	($)
Death or Permanent Disability	889,797	(1)	—	—
Termination for cause	—		—	—
Termination for good reason by Mr. Fatjo, III or without cause by WCA Waste Corporation	2,528,598	(2)	—	703,953 (3)
Involuntary Termination other than for cause within 24 months of a change in control	1,987,170	(4)	—	363,337 (5)

(1)	This amount represents three times the 2009 base salary for Mr. Fatjo, III.

(2)	This amount represents three times the sum of (a) Mr. Fatjo’s annual base salary for 2009; (b) the maximum award for which Mr. Fatjo was eligible in 2009 under the MIP in accordance with the terms of his employment agreement; (c) matching 401(k) contribution made to his account for 2009; and (d) the health insurance premiums made for Mr. Fatjo’s benefit in 2009.

(3)	This amount represents the sum of the amount of accelerated unvested restricted stock currently owned plus any grants of restricted stock to be granted during the remaining three year term of the employment agreement based on the closing price of our Common Stock on December 31, 2009 ($4.30).

(4)	Cash severance is equal to three times the sum of Mr. Fatjo’s base salary ($296,599) and average annual bonus over the prior three calendar years ($365,791).

(5)	As of December 31, 2009, Mr. Fatjo held 84,497 shares of unvested restricted stock. The value of accelerated unvested restricted stock was calculated by multiplying 84,497 shares underlying Mr. Fatjo’s unvested restricted stock by $4.30 (our closing price per share on December 31, 2009).

Director Compensation
     The table below sets forth the aggregate compensation paid during 2009 to our directors for the current year’s board service, except for Ballard O. Castleman and Jeffrey B. Schwartz who are no longer serving on our Board of Directors. We did not grant options, non-equity incentive plan awards, or any compensation other than the payment of fees and the grant of restricted stock as shown below. Our two employee directors, Tom J. Fatjo, Jr. and Jerome M. Kruszka, did not receive any additional compensation for board service during 2009.

	Fees
	Earned or	Stock
	Paid in	Awards
	Cash	($) (1)	Total
Name	($)	(2)	($)
Richard E. Bean	45,750	29,527	75,277
Ryan Berry (3)	—	—	—
Preston Moore, Jr.	35,000	29,527	64,527
Roger A. Ramsey	41,250	29,527	70,777
Jeffrey S. Serota (4)	32,500	29,527	62,027
John V. Singleton	35,000	29,527	64,527
Daniel J. Clark (5)	—	—	—

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to shares of restricted stock granted pursuant to the 2004 WCA Waste Corporation Incentive Plan, as amended and restated (the “Fourth Amended Plan”), as determined pursuant to accounting standards related to stock-based compensation. The aggregate grant date fair value is computed by multiplying the closing market price of our Common Stock on the grant date by the number of restricted shares granted. See Note 9 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 9, 2010, for further discussion on the recognition of stock-based compensation.

(2)	As of December 31, 2009, Messrs. Bean, Moore, Ramsey, and Serota and Judge Singleton each had 6,316 outstanding unvested stock awards. Restricted stock awards are made to each of our outside directors annually following their election at our Annual Meeting of Stockholders. These annual restricted stock awards to our outside directors vest one year from the grant date.

(3)	Mr. Berry was elected to the Board of Directors on July 7, 2010, by ACOF II in accordance with the terms of our Series A Preferred Stock. Accordingly, Mr. Berry did not receive any director compensation during 2009

(4)	These shares are held by Mr. Serota for the benefit of Ares Management LLC (“Ares Management”) and the other Ares Entities. Messrs. Serota and Berry are associated with Ares Management LLC and the other Ares Entities. Pursuant to the policies of the Ares Entities, each director elected by ACOF II, including Mr. Serota, hold these securities as a nominee for the sole benefit of the Ares Entities and assign all economic, pecuniary and voting rights in respect of such securities to Ares Management. Mr. Serota disclaims beneficial ownership of these shares. On July 7, 2010, Jeffrey Schwartz, who had previously been elected by ACOF II, resigned from our Board of Directors and Ryan Berry was elected by ACOF II as a director designee.

(5)	Mr. Clark was appointed to the Board of Directors on January 15, 2010 and, therefore, did not receive any director compensation during 2009.

     The following table sets forth the fees paid in 2009 to our non-employee directors for their service on the Board of Directors and committees of the Board and attendance at Board and committee meetings:

Annual Fee
	Annual Fee	for	Board	Board	Committee	Committee
	for Audit	Compensation	Attendance	Attendance	Attendance	Attendance
Annual	Committee	Committee	Fee (in	Fee	Fee (in	Fee
Retainer	Chairperson	Chairperson	person)	(telephonic)	person)	(telephonic)
$25,000	$10,000	$5,000	$1,000	$500	$500	$250
     For 2009, Messrs. Bean, Moore, Ramsey, and Serota and Judge Singleton each received $25,000 as their annual retainer for membership on the Board. Messrs. Bean and Ramsey received $10,000 and $5,000 for serving as chair of the Audit and Compensation Committees, respectively. Pursuant to the attendance fee schedule, Mr. Bean received $10,750, Mr. Moore received $10,000, Mr. Ramsey received $11,250, Mr. Serota received $7,500 and Judge Singleton received $10,000 for attendance at the Board of Directors and committee meetings during 2009.
     At the Board meeting immediately following the 2009 Annual Meeting of Stockholders, which was held in June 2009, Messrs. Bean, Ramsey, Moore, and Serota and Judge Singleton each received 6,316 shares of restricted Common Stock for the current year of Board service. Ballard Castleman also received 6,316 shares or restricted Common Stock; however, such shares were forfeited when he ceased serving as a director. The number of shares received by the non-executive officer directors in 2009 was determined by dividing $60,000 by the greater of $9.50 per share or the closing price per share of our Common Stock on the grant date. The closing price of our Common Stock on the date of grant was less than $9.50 per share. The restricted shares issued to the non-executive officer directors vest in full one year from the grant date, with full vesting upon termination of such non-employee director’s board service on account of his death, permanent disability or a Change in Control (as defined under the Fourth Amended Plan).
     Each director will be fully indemnified by us for actions associated with being a director to the extent permitted under Delaware law. All directors receive reimbursements for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors or committees thereof.
     No members of our Board, other than Messrs. Fatjo, Jr. and Kruszka whose compensation is described under “Executive Compensation” above, were paid any compensation in 2009 for their services as a director of the company other than the standard compensation arrangement for directors described in this narrative and reimbursement of expenses. In 2009, our officers and employees who also served as directors did not receive additional compensation for their service as a director and each non-employee director received the cash compensation indicated above.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
     KPMG LLP, an independent registered public accounting firm, has served as our independent auditors since 2000 and audited our consolidated financial statements for the year ended December 31, 2009. The audit committee is directly responsible for the appointment of our independent registered public accounting firm and has appointed KPMG LLP to audit our financial statements for the year ending December 31, 2010. Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required by our amended and restated bylaws or other applicable legal requirement. However, the appointment of KPMG LLP is being submitted to the stockholders for ratification. If the stockholders do not ratify the appointment of KPMG LLP, the audit committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2010 fiscal year and reconsider whether or not to retain the firm. Even if the appointment is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be appropriate.
     Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Fees Paid to KPMG LLP
     KPMG LLP has billed WCA Waste and its subsidiaries the aggregate fees set forth in the table below for 2009 and 2008.

	2009	2008
Audit Fees (1)	$825,000	$850,000
Audit-Related Fees (2)	100,000	—
Tax Fees	—	—
All Other Fees	—	—

Total	$925,000	$850,000

(1)	These represent the aggregate fees billed for professional services rendered by KPMG LLP for the audit of WCA Waste’s interim condensed consolidated annual financial statements for the years ended December 31, 2009 and 2008 and reviews of the consolidated financial statements included in WCA Waste’s quarterly reports on Form 10-Q for the years then ended and the audit of internal control over financial reporting of WCA Waste as of December 31, 2009.

(2)	The 2009 audit-related fees represent fees billed for professional services in connection with the Live Earth acquisition and other matters.
     All of the above fees were pre-approved by either the Audit Committee or the Chairman of the Audit Committee acting on behalf of the Audit Committee. The Audit Committee concluded that the provision of the aforementioned services by KPMG LLP were compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
     The Audit Committee Charter provides that pre-approval of non-audit services (other than review and attestation services) are not required if such services fall within exceptions established by the rules and regulations of the SEC. No such services provided in 2009 or 2008 were pre-approved pursuant to any such exceptions.
     The Audit Committee delegates to the chairman the authority to approve in advance all audit, audit-related, tax and other services and permissible non-audit services to be provided by KPMG LLP if presented to the full committee at the next regularly scheduled meeting.

     The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. All proxies executed and returned will be voted “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 unless the proxy specifies otherwise.
AUDIT COMMITTEE REPORT
     Generally, the Audit Committee is responsible for the oversight of the integrity of WCA Waste’s financial statements. More specifically, the Audit Committee is responsible for monitoring WCA Waste’s accounting and financial reporting processes, the audits of WCA Waste’s financial statements, WCA Waste’s compliance with legal and regulatory requirements, WCA Waste’s internal controls and risk management procedures, the qualifications and independence of WCA Waste’s independent auditors and the performance of WCA Waste’s internal audit function and its independent auditors. The Audit Committee has the sole authority and responsibility to select, determine the compensation and retention terms of, evaluate and, when appropriate, terminate WCA Waste’s independent registered public accounting firm. The Audit Committee has three independent directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Committee member is independent under the standards of director independence established under the Nasdaq Marketplace Rules and is also “independent” for purposes of Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended.
     Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. WCA Waste’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to oversee and review the financial reporting process. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.
     We held four meetings during fiscal 2009. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and WCA Waste’s independent registered public accounting firm, KPMG LLP. We discussed with KPMG LLP the overall scope and plans for their audit. We met with KPMG LLP, with and without management present, to discuss the results of their examinations and their evaluations of WCA Waste’s internal controls.
     We reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2009 with management and KPMG LLP. We also discussed with management and KPMG LLP the process used to support certifications by WCA Waste’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany WCA Waste’s periodic filings with the SEC.
     We also discussed with KPMG LLP matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of WCA Waste’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).
     KPMG LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that it is independent from WCA Waste. We discussed with KPMG LLP their independence from WCA Waste. When considering KPMG LLP’s independence, we considered if services they provided to WCA Waste beyond those rendered in connection with their audit of WCA Waste’s consolidated financial statements and reviews of WCA Waste’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit and audit-

related services performed by, and the amount of fees paid for such services to, KPMG LLP. We received regular updates on the amount of fees and scope of audit and audit-related services provided.
     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that WCA Waste’s audited consolidated financial statements for the fiscal year ended December 31, 2009 be included in WCA Waste’s Annual Report on Form 10-K. We have also selected KPMG LLP as WCA Waste’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and are presenting the selection to the stockholders for ratification.
The Audit Committee
Richard E. Bean, Chairman
Preston Moore, Jr.
Roger A. Ramsey
     This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that WCA Waste specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PROPOSAL 3: APPROVAL OF FOURTH AMENDED AND RESTATED WCA WASTE CORPORATION
INCENTIVE PLAN
     Prior to our initial public offering in June 2004, our Board of Directors and stockholders approved the 2004 WCA Waste Corporation Incentive Plan. In 2005, our Board of Directors and stockholders approved the Amended and Restated 2004 WCA Waste Corporation Incentive Plan, which is referred to in this description as the Incentive Plan, as amended and restated previously and further amended and restated by the Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan that is the subject of this proposal. In August 2006, our Board of Directors approved the Second Amended and Restated 2004 WCA Waste Corporation Incentive Plan, which was approved by our stockholders in September 2006. In December 2008, our Board of Directors approved the Third Amended and Restated 2004 Incentive Plan (the “Third Amended Plan”), which did not require stockholder approval since the amendments to the Incentive Plan were made solely to comply with certain regulations under the Internal Revenue Code of 1986, as amended.
     Our stockholders are now being asked to consider and vote on a proposal to adopt the Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan( the “Fourth Amended Plan”).
     The Fourth Amended Plan makes the following changes to the Third Amended Plan:
(1)	The number of shares of Common Stock available for awards and grants that may be made under the Fourth Amended Plan would be increased from 2,250,000 shares of Common Stock to 2,900,000 shares of Common Stock.

(2)	The number of shares of Common Stock available for awards and grants that may be made under the Fourth Amended Plan would automatically increase on January 1 of each year pursuant to an “evergreen” provision by the lesser of (i) 500,000 additional shares of our Common Stock or (ii) a number of shares such that the total number of shares authorized to be issued pursuant to the plan following such increase would be equal to 9% of the issued and outstanding shares of the our Common Stock as of December 31 of the preceding year as calculated on fully-diluted basis (the “Annual Incentive Plan Adjustment”). For purposes of determining the Annual Incentive Plan Adjustment, the determination of shares of our Common Stock outstanding on a fully-diluted basis shall include all issued and outstanding shares of Common Stock, shares of Common Stock repurchased by the Company that are held in treasury, plus any additional shares of Common Stock issuable upon exercise or conversion pursuant to any other then outstanding securities (such as our Series A Preferred Stock) or other contract rights (such as warrants or convertible notes that we may issue in connection with certain acquisitions).

(3)	Under the Third Amended Plan, shares of our Common Stock that are surrendered by participants in the Incentive Plan to satisfy tax withholding obligations become treasury shares and are not available for future issuance under the Third Amended Plan. As of August 10, 2010, 256,381 shares of Common Stock awarded under the Incentive Plan have been surrendered to pay tax withholding obligations. The Fourth Amended Plan reduces the number of shares of Common Stock deemed to have been awarded and outstanding under the Incentive Plan by the number shares of Common Stock surrendered by participants to satisfy tax withholding obligations and such shares remain available for future issuance under the Fourth Amended Plan.
     A copy of the Fourth Amended Plan is attached as Appendix A hereto.
     Other than the aforementioned changes, the Fourth Amended Plan is identical to the Third Amended Plan. If the Fourth Amended Plan is approved by our stockholders, it will provide us with more flexibility in creating incentives for our employees, officers, consultants and non-employee directors and facilitate potential acquisitions.
     The Board of Directors has not approved any awards under the Fourth Amended Plan that are contingent on stockholder approval of this proposal. However, in accordance with the amendment and restatement of the employment agreements with each of the NEOs, additional grants will be made to the NEOs under the terms of such employment agreements upon approval of the Fourth Amended Plan.
     As of August 10, 2010, 491,000 shares of Common Stock were subject to options outstanding under the Incentive Plan, 1,630,069 shares of restricted stock (net of forfeitures) had been granted and 128,931 shares of Common Stock were available for future grants of any award, including options, under the Incentive Plan. As of August 10, 2010, the outstanding options had a weighted average exercise price of $9.52 and a weighted average remaining term of approximately 3.9 years. The closing market price of the Common Stock underlying the options and other awards issued pursuant to the Incentive Plan on August 10, 2010 was $4.85.
     The Board of Directors believes that the number of shares available for award under the Incentive Plan is not sufficient to adequately provide for future equity-based incentives, particularly given (a) the increase in the number of employees eligible under the Incentive Plan since the Second Amended Plan was approved by our stockholders, (b) the potential for future increase in the number of eligible employees as a result of our growth, whether organically or through additional acquisitions, (c) our obligations under the NEO employment agreements, and (d) the valuable use of incentive awards in attracting and retaining key employees and outside directors. To accomplish this purpose, the Board of Directors believes that the additional shares requested to be authorized under the Fourth Amended Plan will give us increased resources to fulfill the purposes of the Fourth Amended Plan.
     The Fourth Amended Plan was adopted by the Board of Directors, subject to the approval of our stockholders. Approval of the Fourth Amended Plan requires the affirmative vote of a majority of the votes cast. A copy of the Fourth Amended Plan is attached to this proxy statement as Appendix A hereto. The description of the Fourth Amended Plan contained herein is not intended to be complete and is qualified by reference to Appendix A, which contains the complete text of the Fourth Amended Plan.
     The purposes of the Fourth Amended Plan are to (i) promote our interests and the interests of our stockholders by encouraging the participants to acquire or increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success and (ii) enable us to compete for the services of the individuals needed for our continued growth and success To accomplish this purpose, the Fourth Amended Plan provides for the grant to eligible persons of stock options, purchased stock, bonus stock, phantom stock, stock appreciation rights, restricted stock, performance awards, and other stock or performance-based awards consistent with the purposes of the Incentive Plan.
Available Shares
     In the event this proposal is approved by our stockholders, the maximum number of shares of Common Stock that may be issued under the Fourth Amended Plan will be 2,900,000 shares. On January 1 of each year, beginning in 2011, the number of available shares shall be increased by an “evergreen” provision to the lesser of (i) 500,000 additional shares or (ii) an amount such that the total number of shares available for grants under the Fourth Amended Plan shall be equal to 9% of the fully diluted shares of our Common Stock. Commencing in 2011 and annually thereafter, the Annual Incentive Plan Adjustment may not increase the additional number of shares of Common Stock that may be awarded under the Incentive Plan, without the approval of our stockholders, by more than 500,000 additional shares. For purposes of determining the Annual Incentive Plan Adjustment, the fully diluted shares of our Common Stock include all issued and outstanding shares of Common Stock, shares of Common Stock repurchased by the Company that are held in treasury, plus any additional shares of Common Stock issuable pursuant to any other outstanding securities (such as our Series A Preferred Stock) or other contract rights (such as warrants or convertible notes that we may issue in connection with certain acquisitions). The maximum number of shares of Common Stock eligible for issuance under the Fourth Amended Plan is also subject to adjustment in the event of stock splits and certain other corporate events. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Fourth Amended Plan which is subject to options that may be granted to any one participant plus the number of such shares underlying stock appreciation rights that may be granted to that same participant shall not exceed 200,000 shares. To the extent shares cease to be issuable under an award made under the Fourth Amended Plan, they will be available under the Fourth Amended Plan for the grant of additional awards unless such shares cease to be subject to an award because of the exercise of the award or the vesting of a restricted stock award or similar award. Shares issued under the Fourth Amended Plan may be authorized and unissued Common Stock, Common Stock held in or acquired for our treasury or, if applicable, shares acquired in the open market, and such shares issued under the Fourth Amended Plan will be fully paid and nonassessable. No fractional shares will be issued under the Fourth Amended Plan. Payment for any fractional shares shall be made in cash.
Persons Eligible to Participate
     Except with respect to awards of incentive stock options, all employees, consultants and non-employee directors of WCA Waste and its affiliates are eligible to participate in the Fourth Amended Plan. Incentive stock options may be awarded only to employees. In selecting employees, consultants and non-employee directors to receive awards, including the type and size of the award, the compensation committee of the Board of Directors (the “Committee”) may consider any factors that it deems relevant. As of August 10, 2010, there were approximately 1,011 employees, no consultants and seven non-employee directors (including the two directors designated by Ares for election immediately after the Annual Meeting) who may be eligible to participate in the Fourth Amended Plan, with the eligibility of each participant being determined by the Compensation Committee.
Administration
     The Fourth Amended Plan will be administered by the Compensation Committee, which consists of at least two directors appointed by the Board of Directors. No person shall be eligible to serve on the Compensation Committee unless such person is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, as then in effect, and also an “outside director” within the meaning of Section 162(m) of the Code, and the rules and regulations thereunder. Presently, three non-employee, outside directors serve on the Compensation Committee. Subject to the provisions of the Fourth Amended Plan, the Compensation Committee will (i) interpret the Fourth Amended Plan and all awards under the Fourth Amended Plan, (ii) make rules as it deems necessary for the proper administration of the Fourth Amended Plan, (iii) make all other determinations necessary or advisable for the administration of the Fourth Amended Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Fourth Amended Plan or in any award under the Fourth Amended Plan in the manner and to the extent that it deems desirable to effectuate the Fourth Amended Plan. Any action taken or determination made by the Compensation Committee pursuant to the Fourth Amended Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Fourth Amended Plan or an award granted thereunder.
Types of Awards
     The Fourth Amended Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) purchased stock; (iii) bonus stock; (iv) stock appreciation rights, either in tandem with stock options or freestanding; (v) phantom stock; (vi) restricted stock awards; (vii) performance awards; and (viii) other stock or performance-based awards. All awards will be evidenced by a written agreement and the terms, conditions and/or restrictions contained in an award may differ from the terms, conditions and/or restrictions contained in any other award. We will not receive any compensation for the granting of awards under the Fourth Amended Plan, except any such amount necessary to satisfy all federal, state and other state and other governmental tax withholding requirements related to an award. Each type of award, including any required payments upon exercise of awards, is discussed in more detail below. At the present time, the Compensation Committee intends to limit awards under the Fourth Amended Plan to shares of restricted stock.
Stock Options. The Compensation Committee has the authority to grant options, in such form as the Compensation Committee may from time to time approve, subject to the terms of the Fourth Amended Plan. The Compensation Committee also has the authority to determine whether options granted to employees will be incentive stock options or non-qualified options.
     To exercise an option granted under the Fourth Amended Plan, the person entitled to exercise the option must deliver to us payment in full of the exercise price for the shares being purchased, together with any required withholding tax. The payment must be (i) in cash or check; (ii) with the consent of the Compensation Committee, in shares of Common Stock already owned by the person for more than six months; or (iii) with the consent of the Compensation Committee, by sale through a broker. The fair market value (the “Fair Market Value”) of each share of Common Stock delivered will be deemed to be equal to the closing sales price (or, if applicable, the highest reported bid price) on the principal exchange or over-the-counter market on which such shares are trading on the date of the determination, or if no trade of the Common Stock has been reported for such date, on the most recent trade prior to the determination date.
     Except as described below, no option may be exercised later than the date which is ten years after the date of grant. The exercise price at which shares of Common Stock may be purchased upon the exercise of an option shall not be less than the Fair Market Value. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of WCA Waste and its affiliates, then the exercise price at which shares of Common Stock may be purchased upon the exercise of such incentive option shall be equal to one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the time of the grant and such incentive option may not be exercised later than five years after the date of grant. No incentive stock option will be exercisable more than three months after the holder thereof ceases to be an employee for any reason other than death or disability, or more than one year after the holder thereof ceases to be an employee due to death or disability. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any employee under the Fourth Amended Plan (or any other option plan of ours or our affiliates) may for the first time become exercisable as incentive stock options during any one calendar year cannot exceed $100,000.
     The exercise price for and the number of shares of Common Stock subject to existing options shall be subject to appropriate adjustments in the event that the outstanding shares of our Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like. The Fourth Amended Plan also permits the Compensation Committee to reprice options, but only with stockholder approval. The Compensation Committee shall provide, in the option grant, the time or times at which the options will be exercisable.
Purchased Stock. The Compensation Committee has the authority to sell shares of our Common Stock to employees, consultants and non-employee directors of WCA Waste or its affiliates on such terms as it may establish. The Compensation Committee may determine the price per share of Common Stock to be purchased, which price may be equal to or less than the Fair Market Value. The purchase price of any purchased stock must be made in cash.
Bonus Stock. The Compensation Committee has the authority to grant shares of bonus stock to employees, consultants and non-employee directors of WCA Waste or its affiliates for the performance of services by such individuals without additional consideration except as may be required by the Compensation Committee.
Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (rights to receive shares of Common Stock the value of which is equal to the excess of the fair market value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the date of grant). The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine at the date of grant the time or times at which and the circumstances under which a stock appreciation right may be exercised and the term of such award may not exceed ten years. A stock appreciation right is not transferable (other than by will or the laws of descent and distribution) except, in the case of a stock appreciation right granted with an option, to the extent that the related option is transferable.
Phantom Stock. The Compensation Committee may grant phantom stock awards, which are rights to receive a specified number of shares of Common Stock, cash equal to the Fair Market Value of a specified number of shares of Common Stock, or a combination thereof at the end of a specified deferral period. To the extent the Compensation Committee determines that any phantom stock awards constitute performance-based compensation for purposes of Section 162(m) of the Code, such awards may be subject to the achievement of performance goals as described for performance awards. The Compensation Committee may also impose restrictions on phantom stock awards, including a risk of forfeiture, which restrictions may lapse at the expiration of the deferral period or at earlier specified times. Unless provided for otherwise, upon termination of employment or services during the applicable deferral period to which forfeiture conditions apply, all phantom stock awards subject to deferral (other than deferral at the election of the participant) will be forfeited; provided that the Compensation Committee may provide that restrictions or forfeiture conditions relating to the phantom stock award will be waived in the event of a termination resulting from specified causes. A phantom stock award is not transferable (other than by will or the laws of descent and distribution) and the term of any such award may not exceed ten years.
Restricted Stock Awards. The Fourth Amended Plan authorizes the Compensation Committee to grant awards in the form of restricted shares of Common Stock. These awards are subject to such restrictions as the Compensation Committee may impose including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such award exceed ten years. Prior to the lapse of such restrictions, the holder of shares of restricted stock will not be permitted to transfer such shares. We have the right to repurchase restricted shares for the amount of cash paid for such shares, if any, if the participant terminates employment from or services to us prior to the lapse of such restrictions or the restricted stock is forfeited by the participant in accordance with the award thereof. A person to whom a restricted stock award is made has all the rights of our stockholders with respect to such shares including the rights to vote and receive dividends or other distributions; however, the Compensation Committee may restrict the participant’s right to dividends until the restrictions on the restricted stock lapse.
Performance Awards. The Fourth Amended Plan authorizes the Compensation Committee to grant shares of Common Stock, cash or a combination thereof to participants upon the attainment of certain performance goals measured over a period of not less than six months or more than ten years. After the end of each performance period, the Compensation Committee will determine the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria. In the case of any award granted to our chief executive officer, chief financial officer or any of our three highest paid officers (other than the chief executive officer or the chief financial officer), the performance goals will be objective and meet the requirements of Section 162(m) of the Code, and regulations thereunder, including the requirement that achievement of performance goals be substantially uncertain at the time of grant. It is our intent that performance awards granted to covered employees will constitute performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.
     The performance goals may differ among awards or participants; however, the Compensation Committee may not exercise discretion to increase any amount payable under a performance award intended to comply with Section 162(m) of the Code. In establishing performance goals, the Compensation Committee may use one or more of the following business criteria on a consolidated basis or for our specified subsidiaries, divisions or business or units: (i) earnings per share; (ii) increase in price per share; (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, a market index or a group of comparable companies.
     The Compensation Committee will determine the circumstances in which performance awards will be paid or forfeited in the event of termination of a participant prior to the end of a performance period or settlement of a performance award.
Other Stock or Performance-Based Awards. The Fourth Amended Plan also permits other stock or performance-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our Common Stock (including units or securities convertible into shares of our Common Stock) or cash. The terms and conditions of any such awards will be determined by the Compensation Committee.
Transferability
     Except as otherwise provided in the Fourth Amended Plan, no award and no right under the Fourth Amended Plan, other than purchased stock, bonus stock or restricted stock as to which restrictions have lapsed are (i) assignable, saleable or transferable by a participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. Any attempted transfer in violation of the Fourth Amended Plan will be void and ineffective for all purposes. The Compensation Committee may, however, establish rules and procedures to allow the transfer of specific non-

qualified stock options for estate planning purposes to one or more immediate family members or related family trusts or partnerships or similar entities.
Change in Control
     Unless otherwise provided in an award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Compensation Committee may (i) accelerate vesting and the time at which all options and stock appreciation rights then outstanding may be exercised; (ii) waive all restrictions and conditions of all restricted stock and phantom stock then outstanding; and (iii) determine to amend performance awards and other stock or performance-based awards, or substitute new performance awards and other stock or performance-based awards in consideration of cancellation of outstanding performance awards and any other stock or performance-based awards, to ensure that such awards become fully vested, deemed earned in full and paid to the participants.
     If approved by the Board of Directors prior to or within 30 days after a change of control, the Board of Directors will have the right for the 45-day period following the change of control to require all participants to transfer to us all awards previously granted to the participants in exchange for an amount equal to the cash value of the awards. The cash value of an award will equal the sum of (i) all cash to which the participant would be entitled upon settlement or exercise of any award which is not an option and (ii) in the case of an option, the excess of the market value per share over the option price, if any, multiplied by the number of shares subject to such award.
Termination, Death, Disability and Retirement
     Unless otherwise provided for in an award, if the employment of an employee or service of a non-employee director is terminated for any reason other than death, disability or retirement, or if service of a consultant is terminated for any reason other than death, any nonvested award outstanding at the time of such termination will terminate, no further vesting will occur and the participant will be entitled to exercise his or her rights with respect to any portion of the award which is vested until the earlier of (i) the expiration date set forth in the award or (ii) six months after the termination date (three months after termination in the case of an incentive stock option).
     Unless otherwise provided for in an award, upon the retirement of an employee or non-employee director, any nonvested portion of an outstanding award will terminate and no further vesting will occur. Any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) 12 months after the date of retirement (three months after the date of retirement in the case of an incentive stock option).
     Unless otherwise provided for in an award, (a) upon the termination due to the disability of an employee or non-employee director, (b) upon the death of a participant, (c) with respect to a participant who is either a retired former employee or non-employee director who dies during the period in which he or she can exercise any vested award (the “applicable retirement period”) or (d) with respect to a disabled former employee or non-employee director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding award or the first anniversary of the person’s termination due to disability (the “applicable disability period”), any nonvested portion of an outstanding award that has not already terminated will terminate and no further vesting will occur. In addition, any vested award will expire on the earlier of (i) the expiration date set forth in the award or (ii) the later of (x) the first anniversary of such termination due to death or disability or (y) the first anniversary of such person’s death during the applicable retirement period or the applicable disability period.
     The Compensation Committee may provide for the continuation of any award for such period and upon such terms as it determines in the event the participant ceases to be an employee, consultant or non-employee director.
Adjustments upon Changes in Capitalization or Reorganization
     The type or number of a class of shares authorized under the Fourth Amended Plan or subject to an award, and/or the exercise or purchase price applicable to an award will be appropriately adjusted in the event of a subdivision or consolidation of shares, payment of stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by us, or in the event of a reorganization, merger, consolidation or recapitalization. Such adjustments shall be made by the Compensation Committee, whose determination shall be final and binding.
Amendment or Termination of the Fourth Amended Plan and Amendment of Awards
     Except with respect to awards then outstanding, if not sooner terminated by the Board of Directors, the Fourth Amended Plan will terminate upon, and no further awards shall be made, after June 1, 2015. The Board of Directors may amend, suspend or terminate the Fourth Amended Plan; provided, however, that no amendment, suspension or termination of the Fourth Amended Plan may, without the consent of the holder of an award, terminate such award or adversely affect such person’s rights in any material respect. Moreover, no amendment to the Fourth Amended Plan will be effective prior to its approval by the stockholders to extent such approval is required by applicable law, the requirements of any securities exchange on which our stock may be listed. The Board of Directors may, however, amend the Fourth Amended Plan as necessary to permit awards to meet the requirements of the Code or other applicable laws.
     Subject to the restrictions set forth in the Fourth Amended Plan, the Compensation Committee may amend any outstanding award and may waive or accelerate any requirement or condition that is not mandatory under the Fourth Amended Plan; however, the Compensation Committee may not waive or accelerate any term or condition of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code if such discretion would cause the award not to so qualify. Similarly, the Compensation Committee may not waive any term or condition of an award if such discretion should cause the award to violate Section 409A of the Code. The Compensation Committee may not amend any outstanding award in a manner that would adversely affect in any material respect the rights of an Fourth Amended Plan participant without such participant’s consent.
Federal Tax Consequences of the Plan
In General. The Fourth Amended Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The following summary is based on the applicable provisions of the Code, as currently in effect and the income tax regulations and proposed income tax regulations issued thereunder.
Status of Options. Options granted under the Fourth Amended Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences both to the option holder and to us differ depending on whether an option is an incentive stock option or a non-qualified stock option.
Nonqualified Options. No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. The amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price paid for such Common Stock. At the time Common Stock received upon exercise of a non-qualified stock option is disposed of, any difference between the fair market value of the shares of Common Stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of Common Stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of Common Stock.
     Upon an option holder’s exercise of a non-qualified stock option, and subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder, assuming we satisfy the federal income tax reporting requirements with respect to such compensation. We are not entitled to any tax deduction in connection with a subsequent disposition by the option holder of the shares of Common Stock.
     If the shares of Common Stock received upon the exercise of a non-qualified stock option are transferred to the option holder subject to certain restrictions, then the taxable income realized by the option holder, unless the option holder elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured with reference to the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed hereby if other shares have been purchased by such an individual within six months of the exercise of a non-qualified stock option.
Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder would recognize no taxable income upon exercise of an incentive stock option if the option holder (a) does not dispose of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of Common Stock were transferred to the option holder (the “Holding Period”) and (b) is an employee of either (i) the company granting the option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If Common Stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such Common Stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of Common Stock so acquired.
     If, however, an option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before the Holding Period has expired (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424 of the Code.
Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of Common Stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of Common Stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of Common Stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).
Payment of Option Price in Shares. In the case of a non-qualified option, if the option price is paid by the delivery of shares of Common Stock previously acquired by the option holder having a fair market value equal to the option price (“Previously Acquired Shares”), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of Common Stock. The option holder’s basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The option holder would treat the fair market value of the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The option holder’s basis in such excess shares of Common Stock would be equal to their fair market value at the time of exercise. The option holder’s holding period in such excess shares of Common Stock begins on the date the option holder acquires those shares of Common Stock.

     In the case of an incentive stock option, the federal income tax consequences to the option holder of the payment of the option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan (“Statutory Option”) and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the option holder’s basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the option holder upon the Disqualifying Disposition of the Previously Acquired Shares; (ii) the option holder’s basis in the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used would be zero; (iii) the option holder’s holding period in such excess shares of Common Stock begins on the date the option holder acquires those shares of Common Stock; and (iv) the other incentive stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of Common Stock so received, the shares with the lowest basis would be treated as disposed of first.
Purchased Stock. The grant of purchased stock will produce immediate tax consequences for both the participant and us if the consideration paid is less than the fair market value of the stock purchased. The participant will be treated as having received ordinary compensation income in an amount equal to the excess of the then fair market value of the Common Stock awarded over the amount, if any, paid for such shares. Subject to application of Section 162(m) of the Code, as discussed below, we will receive a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.
Bonus Stock. In general, a person will treat the fair market value of bonus stock awards on the date such amount is received as compensation, taxable as ordinary income and subject to employment taxes. Subject to the application of Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for the corresponding amount assuming any federal income tax reporting requirements are satisfied.
Stock Appreciation Rights and Phantom Stock. The amount received upon exercise of a stock appreciation right or upon receipt of cash or stock pursuant to an award of phantom stock is included in taxable income at the time the cash or stock is received. In the case of receipt of stock, the amount included in income is the fair market value of the stock received. Subject to Section 162(m) of the Code, described below, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the Fourth Amended Plan participant.
Restricted Stock. A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and we will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse without an election by the participant to be taxed at the time of the award, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. We will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.
Performance Awards. In general, a participant who receives a performance award will not be taxed on receipt of the award, but instead the fair market value of the Common Stock or the cash received will be taxable as ordinary compensation income with respect to a performance award, on the date that the shares of Common Stock cease to be subject to forfeiture. Subject to the application of Section 162(m) of the Code, as discussed below, we will be entitled to a deduction for a corresponding amount. A grantee of a performance award may elect to recognize ordinary income at the time the stock is received by making an election under Section 83(b) of the Code, with the Internal Revenue Service within 30 days of the transfer of such shares. If such election is filed, the grantee will not recognize income when the restrictions lapse, and any subsequent disposition of the shares will result in a capital gain or loss. If, upon a taxable disposition of the shares of Common Stock, the grantee receives proceeds more or less than his or her basis in the shares of Common Stock, any gain will be long-term or short-term capital gain, and any loss will be long-term or short-term capital loss, depending on the holding period of the shares of Common

Stock, measured from the date that the shares of Common Stock were received, if receipt was a taxable event to such participant or from the date the restrictions on the shares lapsed if such lapse was a taxable event to the participant.
Other Stock or Performance-based Awards. The tax consequences of other types of “stock or performance-based awards” will depend upon the nature and terms of the awards.
Withholding for Taxes
     No Common Stock shall be issued under the Fourth Amended Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto. At the discretion of the Compensation Committee, such arrangements may include allowing the participant to tender to us shares of Common Stock already owned by the participant or to request us to withhold shares of Common Stock being acquired pursuant to the award which have an aggregate fair market value equal to the amount of any tax required to be withheld with respect to such award.
Additional Tax Consequences
     Section 162(m) of the Code, places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly-traded corporations. Amounts that qualify as “performance based” compensation under Section 162(m)(4) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.
     In addition, some awards may be covered by Section 409A of the Code. In such event, we normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant.
     Notwithstanding the foregoing, the Fourth Amended Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Fourth Amended Plan.
New Plan Benefits
     Awards under the Fourth Amended Plan generally will be granted in the discretion of the Compensation Committee. Therefore, except as noted in the table below, the type, number, recipients and other terms of future awards cannot be determined at this time.

Aggregate Past Grants Under the Incentive Plan
     As of August 10, 2010, options to purchase 491,000 shares of Common Stock (net of forfeitures) had been granted under the Incentive Plan and 1,630,069 shares of restricted stock (net of forfeitures) had been granted under the Incentive Plan. The following table shows information regarding the distribution of those options and restricted shares among the persons and groups identified below, including NEOs.

			Restricted Shares
	Options Granted		Granted(1)(2)
Name & Principal Position	Number	Exercise Price	Number
Tom J. Fatjo, Jr., Chairman of the Board, Chief Executive Officer, Director & Director Nominee	100,000	$9.50	317,424
Jerome M. Kruszka, President, Chief Operating Officer, Director & Director Nominee	100,000	$9.50	317,424
Charles A. Casalinova, Senior Vice President & Chief Financial Officer	75,000	$9.50	234,064
Tom J. Fatjo, III, Senior Vice President — Finance & Secretary	65,000	$9.50	214,886
Richard E. Bean, Director and Director Nominee	20,000	$9.50	31,580
Ryan Berry, Director and Director Nominee	—	—	—
Daniel J. Clark, Director and Director Nominee	—	—	—
Preston Moore, Jr., Director and Director Nominee	—	—	25,264
Roger A. Ramsey, Director and Director Nominee	20,000	$9.50	31,580
Jeffrey Serota, Director and Director Nominee	—	—	25,264
John V. Singleton, Director and Director Nominee	—	—	25,264
All current executive officers as a group (4 persons)	340,000	$9.50	1,083,798
All current directors who are not executive officers as a group (7 persons)	40,000	$9.50	138,952
All employees, including all current officers who are not executive officers, as a group (56 persons)	111,000	$9.58	356,791

(1)	On January 8, 2010, each NEO received an annual grant of restricted stock pursuant to their employment agreements as in effect on that date (the “January 2010 Grants”). The amounts included in the table above reflect the January 2010 Grants that were made to the NEOS, as follows: Mr. Fatjo, Jr. — 41,624 restricted shares ($169,826); Mr. Kruszka — 41,624 restricted shares ($169,826); Mr. Casalinova 31,220 restricted shares ($127,377) and Mr. Fatjo, III — 31,220 restricted shares ($127,377).

Pursuant to the amended and restated employment agreements described above under “Executive Compensation—Narrative to Summary Compensation Table and Plan-Based Awards Table—Employment Agreements,” each of our NEOs will receive an additional grant of restricted stock upon approval of the Fourth Amended Plan by our stockholders. The number of additional shares of restricted stock to be granted to each NEO is as follows (the “Additional 2010 Grants”): Mr. Fatjo, Jr — 55,295 restricted shares ($225,604); Mr. Kruszka — 55,295 restricted shares ($225,604); Mr. Casalinova — 41,476 restricted shares ($169,222); and Mr. Fatjo, III — 41,476 restricted shares ($169,222). The January 2010 Grants were determined based on each NEO’s 2009 annual base salary and dividing such salary amount by $9.50. The Additional 2010 Grants are based on each NEO’s 2009 base salary and divided such salary amount by the average closing price of our Common Stock on the NASDAQ Global Market for the 10 trading days ending on January 31, 2010, which was $4.08 per share, less or minus their January 2010 Grants. In 2011 and annually thereafter, under the terms of their employment agreements, the NEOs will receive awards of restricted stock equal to 100% of the base salary amount divided by the average closing price of our Common Stock for the last 10 trading days ending on January 31st of the grant year. The base salary amount upon which such future grants are made will be determined by the Compensation Committee in consultation with each NEO but will not be less than the NEO’s 2009 base salary.

(2)	In 2010, each current non-employee director (including Messrs. Bean, Clark and Ramsey, each of whom serves on the Compensation Committee) will receive shares of restricted stock after the Board of Directors meeting that follows the Annual Meeting. The number of shares to be received will be determined by dividing $60,000 by the closing price per share of our Common Stock for the ten trading days preceding the Annual Meeting. As we cannot predict the price per share of our Common Stock for the ten trading days preceding the Annual Meeting, the number of shares of restricted stock to be received be the non-employee directors is not currently determinable. For future years, grants of restricted stock to non-employee directors will be made at the discretion of the Compensation Committee.
     Except as noted above with respect to the NEOs and director compensation, as of the date of this proxy statement, the Compensation Committee has made no determinations as to which current executive officers or other employees or non-employee directors of WCA Waste or our subsidiaries will receive future awards under the Fourth Amended Plan. It is expected that, if the Fourth Amended Plan is approved by stockholders, future awards will be made to officers or other employees of WCA Waste under the Fourth Amended Plan in connection with our annual performance review and compensation cycle.
Equity Compensation Plan Information
     We maintain one equity compensation plan, the 2004 WCA Waste Corporation Incentive Plan, as amended and restated, under which we may issue stock options, restricted stock awards and performance awards to employees, directors, and other key persons. This plan was approved by our shareholders. The Company does not maintain any retirement or pension benefit plans for its executive officers.
     The following table provides information as of December 31, 2009, on this plan:

	(a)		(c)
	Number of securities	(b)	Number of securities
	to be issued upon	Weighted-average	available for future
	exercise of	exercise price of	issuance under equity
	outstanding options,	outstanding	compensation plans
	warrants and	options, warrants	(excluding securities
Plan Category	Rights	and rights	reflected in column (a))
Equity Compensation Plans Approved by Stockholders (1)	1,163,060	9.52	312,374
Equity Compensation Plans Not Approved by Stockholders	—	—	—
TOTAL	1,163,060	9.52	312,374

(1)	Consists of the 2004 WCA Waste Corporation Incentive Plan, as amended and restated.
Stockholder Approval
     A majority of the votes cast is required for approval of the Fourth Amended Plan. Should the requisite stockholder approval not be obtained, then no options or stock issuances will be granted on the basis of the proposed amendment to the Third Amended Plan. The Third Amended Plan will, however, continue to remain in effect, and option grants, direct stock issuances and any other awards contemplated by the Third Amended Plan may continue to be made pursuant to the provisions of the Third Amended Plan in effect prior to the amendments summarized in this Proposal 3, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the Third Amended Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THIRD AMENDED PLAN PURUSANT TO THE FOURTH AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN. ALL PROXIES EXECUTED AND RETURNED WILL BE VOTED “FOR” THE AMENDMENT AND RESTATEMENT OF THE THIRD AMENDED PLAN PURSUANT TO THE FOURTH AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN UNLESS THE PROXY SPECIFIES OTHERWISE.
ANNUAL REPORT
     Included with this proxy statement is the Annual Report of WCA Waste for the year ended December 31, 2009. Stockholders are referred to this report for financial and other information about our activities. The Annual Report is not incorporated by reference into this proxy statement and does not constitute a part of the proxy soliciting material.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2009 and Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2009, as filed with the SEC is available at www.wcawaste.com or may be viewed at the United States Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. or at the SEC’s Internet site at www.sec.gov; and may also be obtained without charge by written request to the Secretary, WCA Waste Corporation, One Riverway, Suite 1400, Houston, Texas 77056.
STOCKHOLDER PROPOSALS
     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at our next annual meeting of stockholders. We anticipate holding our 2011 annual meeting of stockholders on a date that is less than the one year anniversary of the Annual Meeting and which meeting date is more consistent with the dates on which we have historically held our annual meetings. We intend to publicly announce the date of our 2011 annual meeting of stockholders during the first quarter of 2011. In order for a stockholder proposal to be eligible for inclusion in the proxy statement and form of proxy for next year’s annual meeting pursuant to Rule 14a-8(e) of the Exchange Act, the proposal must be received by the Secretary of WCA Waste at One Riverway, Suite 1400, Houston, Texas 77056 a reasonable time before we begin to print and send our proxy materials. Such proposals must meet all of the requirements of applicable Delaware law and the rules and regulations promulgated by the SEC (including the requirements of Rule 14a-8) to be eligible for inclusion in our 2010 proxy materials. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement and form of proxy stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
     Alternatively, under our amended and restated bylaws, proposals of stockholders intended to be presented at next year’s annual meeting that do not comply with the procedure mentioned above must be received by the Secretary of WCA Waste at its principal executive office in Houston, Texas not more than 10 days following the first date that we publicly announce the date of such meeting, to be considered timely and must contain the information required by our amended and restated bylaws (set forth below) and Regulation 14A under the Exchange Act. We will not entertain any proposals at the annual meeting that do not meet these requirements. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal.
     Our amended and restated bylaws require any proposal to include the following information: (i) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and the stockholder’s reasons for conducting such business at the annual meeting, (ii) any material interest of the stockholder in such business, (iii) the name, principal occupation and record address of the stockholder, (iv) the class and number of shares of WCA Waste which are held of record or beneficially owned by the stockholder, (v) the dates upon which the stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership, (vi) such other matters as may be required by our amended and restated certificate of incorporation, (vii) a representation that the stockholder is a holder of record of stock of WCA Waste entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, and (viii) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of a least the percentage of our outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from stockholders in support of each proposal.
     Stockholders may contact the Secretary at our principal executive office in Houston, Texas for a copy of the relevant amended and restated bylaw provisions regarding the requirements for making stockholder proposals.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the Nasdaq Global Market. The Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 and any amendments thereto that they file. Based solely on our review of the copies of such forms that we have received and, where applicable, any written representations by any of them that no Form 5 was required, we believe that with respect to the year ended December 31, 2009, all the Reporting Persons complied with the applicable filing requirements on a timely basis.
OTHER BUSINESS
     Management does not intend to present and does not have any reason to believe that others will present at the Annual Meeting any item of business other than those set forth herein. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters at the discretion and in accordance with the judgment of the person acting under the proxy.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors
/s/ Tom J. Fatjo, III
Tom J. Fatjo, III
Senior Vice President- Finance and Secretary

Houston, Texas
August 20, 2010

Appendix A
FOURTH AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN

Appendix A
FOURTH AMENDED AND RESTATED
2004 WCA WASTE CORPORATION
INCENTIVE PLAN
(Effective September      , 2010)

ARTICLE I INTRODUCTION	A-1

1.1 Purpose	A-1
1.2 Definitions	A-1
1.3 Shares Subject to the Plan	A-5
1.4 Administration of the Plan	A-6
1.5 Granting of Awards to Participants	A-7
1.6 Leave of Absence	A-7
1.7 Term of Plan	A-8
1.8 Amendment and Discontinuance of the Plan	A-8

ARTICLE II NON-QUALIFIED OPTIONS	A-8

2.1 Eligibility	A-8
2.2 Exercise Price	A-8
2.3 Terms and Conditions of Non-Qualified Options	A-8
2.4 Option Repricing	A-10
2.5 Vesting	A-10

ARTICLE III NON-EMPLOYEE DIRECTOR OPTIONS	A-10

3.1 Eligibility and Maximum	A-10
3.2 Grants of Non-Employee Director Options	A-10
3.3 Exercise Price	A-10
3.4 Vesting	A-10

ARTICLE IV INCENTIVE OPTIONS	A-11

4.1 Eligibility	A-11
4.2 Exercise Price	A-11
4.3 Dollar Limitation	A-11
4.4 10% Stockholder	A-11
4.5 Incentive Options Not Transferable	A-12
4.6 Compliance with Code Section 422	A-12
4.7 Limitations on Exercise	A-12

ARTICLE V PURCHASED STOCK	A-12

5.1 Eligibility	A-12
5.2 Purchase Price	A-12
5.3 Payment of Purchase Price	A-12

A-i

ARTICLE VI BONUS STOCK	A-12

ARTICLE VII STOCK APPRECIATION RIGHTS AND PHANTOM STOCK	A-13

7.1 Stock Appreciation Rights	A-13
7.2 Phantom Stock Awards	A-13

ARTICLE VIII RESTRICTED STOCK	A-14

8.1 Eligibility	A-14
8.2 Restrictions Restricted Period and Vesting	A-14
8.3 Forfeiture of Restricted Stock	A-15
8.4 Delivery of Shares of Common Stock	A-15

ARTICLE IX PERFORMANCE AWARDS	A-15

9.1 Performance Awards	A-15
9.2 Performance Goals	A-15

ARTICLE X OTHER STOCK OR PERFORMANCE-BASED AWARDS	A-17

ARTICLE XI CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS	A-17

11.1 General	A-17
11.2 Stand-Alone, Additional, Tandem and Substitute Awards	A-18
11.3 Term of Awards	A-18
11.4 Form and Timing of Payment under Awards; Deferrals	A-18
11.5 Vested and Unvested Awards	A-19
11.6 Exemptions from Section 16(b) Liability	A-20
11.7 Securities Requirements	A-20
11.8 Transferability	A-20
11.9 Rights as a Stockholder	A-21
11.10 Listing and Registration of Shares of Common Stock	A-21
11.11 Termination of Employment, Death, Disability and Retirement	A-21
11.12 Change in Control	A-22

ARTICLE XII WITHHOLDING FOR TAXES	A-24

ARTICLE XIII MISCELLANEOUS	A-24

13.1 No Rights to Awards or Uniformity Among Awards	A-24
13.2 Conflicts with Plan	A-24
13.3 No Right to Employment	A-24
13.4 Governing Law	A-24
13.5 Gender, Tense and Headings	A-25
13.6 Severability	A-25
13.7 Other Laws	A-25
13.8 Shareholder Agreements	A-25
13.9 Funding	A-25
13.10 No Guarantee of Tax Consequences	A-25

A-ii

Appendix A
FOURTH AMENDED AND RESTATED
2004 WCA WASTE CORPORATION
INCENTIVE PLAN
(Effective September      , 2010)
ARTICLE I
INTRODUCTION
     1.1 Purpose. This Fourth Amended and Restated 2004 WCA Waste Corporation Incentive Plan (the “Plan”) amends and restates the Third Amended and Restated 2004 WCA Waste Corporation Incentive Plan (the “Prior Plan”) and is intended to promote the interests of WCA Waste Corporation, a Delaware corporation (the “Company”), and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.
     1.2 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
     “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, that, for the purpose of issuing Options or Stock Appreciation Rights, “Affiliate” means any corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. § 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.
     “Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards.
     “Board” means the board of directors described in 1.1 of the Plan.
     “Bonus Stock” means Common Stock described in Article VI of the Plan.

     “Change of Control” shall be deemed to have occurred upon any of the following events, except as provided in the last paragraph of this definition:
     (a) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule l3d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;
     (b) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;
     (c) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets;
     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
     (e) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.
     Solely with respect to any Award that constitutes deferred compensation that is subject to Section 409A of the Code and payment of such Award is contingent upon the occurrence of a Change of Control, this definition shall be void and of no effect and shall be replaced by a definition set forth in the Award that complies with the requirements of Section 409A of the Code and regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority and the Plan and Award shall be operated in accordance with the definition of Change of Control set forth in the Award that complies with the definition prescribed in such regulations or other regulatory guidance issued under Section 409A of the Code.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.
     “Committee” means the compensation committee of the Board which shall consist of not less than two independent members of the Board, each of whom shall qualify as a “nonemployee director” (as that term is defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act) appointed by and serving at the pleasure of the Board to administer the Plan or, if none, the independent members of the Board; provided, however, that with respect to any Award granted to a Covered Employee which is intended to be “performance-based compensation” as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two or more “outside directors” as described in Section 162(m)(4)(C)(i) of the Code.
     “Common Stock” means the common stock, $.01 par value per share, of the Company.
     “Company” means the corporation described in 1.1 of the Plan or any successor thereto which assumes and continues the Plan.
     “Consultant” means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction.
     “Covered Employee” shall mean for fiscal years ending on or after December 15, 2006, (i) any of the Chief Executive Officer of the Company and the three (3) highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer, as described in Section 162(m)(3) of the Code and (ii) any other person required to be included therein by the Internal Revenue Service’s interpretation or statutory or regulatory guidance.
     “Disability” means an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.
     Except as otherwise provided in an Award, solely with respect to any Award that provides deferred compensation that is subject to Section 409A of the Code and payment of such Award is contingent upon the occurrence of a Disability, the above definition shall be void and of no effect and is hereby replaced by the definition of such term set forth in Treas. Reg. § 1.409A-3(i)(4), which regulation is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan insofar as it relates to such Award shall be operated in accordance with this modified definition of Disability.
     “Effective Date” means, with respect to the Prior Plan, the date that the Prior Plan is (a) adopted by the Board and (b) approved by shareholders of the Company not more than one year prior to or after the date of such adoption. This Plan, as adopted by the Board, shall be effective as of December 31, 2008.
     “Employee” means any employee of the Company or an Affiliate.
     “Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” or “FMV Per Share” mean, with respect to shares of Common Stock, the fair market value of such shares determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the closing sales price (or, if applicable, the highest reported bid price) of a share of Common Stock on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee using any fair and reasonable means selected in the Committee’s discretion.
     “Incentive Option” means any option that satisfies the requirements of Code Section 422 and is granted pursuant to Article IV of the Plan.
     “Incumbent Board” means the Board described in paragraph (e) of the definition of Change of Control under 1.2 of the Plan.
     “Non-Employee Director” means a person who is a member of the Board but, who is neither an Employee nor a Consultant of the Company or any Affiliate.
     “Non-Employee Director Option” means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article III of the Plan.
     “Non-Qualified Option” means an option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.
     “Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Stock Option, or both, as applicable.
     “Option Expiration Date” means the date determined by the Committee, which shall not be more than 10 years after the date of grant of an Option.

     “Optionee” means a Participant who has received or will receive an Option.
     “Other Stock or Performance-Based Award” means an award granted pursuant to Article X of the Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.
     “Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.
     “Performance Award” means an Award granted pursuant to Article IX of the Plan, which, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.
     “Phantom Stock” means an Award, granted pursuant to Article VII of the Plan, of the right to receive (a) shares of Common Stock issued at the end of a Restricted Period, (b) the Fair Market Value of shares of Common Stock paid in cash at the end of a Restricted Period or (c) a combination of shares of Common Stock and cash, as determined by the Committee, at the end of a Restricted Period.
     “Plan” means the plan described in Section 1.1 of the Plan and set forth in this document, as amended from time to time.
     “Purchased Stock” means a right to purchase Common Stock granted pursuant to Article V of the Plan.
     “Restricted Period” means the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.
     “Restricted Stock” means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under Article VIII of the Plan.
     “Retirement” means termination of Employment of an Employee, or if determined by the Committee, termination of service of a Non-Employee Director, under circumstances as shall constitute retirement, as determined by the Committee.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Spread” means the amount determined pursuant to Section 7.1(a) of the Plan.
     “Stock Appreciation Rights” means an Award granted pursuant to Article VII of the Plan.
     1.3 Shares Subject to the Plan. The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,900,000 shares; provided that this number shall automatically increase on January 1 of each year during the term of the Plan, beginning with January 1, 2011, by an amount (the “Annual Increase Amount”) equal to the lesser of (i) 500,000 shares or (ii) that number of shares such that the maximum number of shares of Common Stock that may be issued under the Plan shall be equal to 9% of the issued and outstanding shares of

Common Stock as of the last trading day of December of the presiding year as calculated on a fully-diluted basis. For purposes of determining the Annual Increase Amount, the determination of shares of Common Stock outstanding on a fully-diluted basis shall include all issued and outstanding shares of Common Stock, shares of Common Stock held in treasury and any shares of Common Stock issuable upon the exercise or conversion of any then outstanding securities or other contract rights. In addition, during any calendar year, the number of shares of Common Stock reserved for issuance under the Plan which are subject to Options that may be granted to any one Participant plus the number of such shares underlying Stock Appreciation Rights that may be granted to that same Participant shall not exceed 200,000 shares.
     Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to the Plan and each Participant’s proportionate interest shall be maintained substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (a) the number of shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to outstanding Awards and (c) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.
     In the event the number of shares to be delivered upon the exercise or payment of any Award granted under the Plan is reduced for any reason, including the withholding of shares or the payment of taxes or exercise price, or in the event any Award (or portion thereof) granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under the Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar Award, except such shares withheld for the payment of taxes or exercise price, shall no longer be subject to or available for any further grant under the Plan. Shares issued pursuant to the Plan (x) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (y) shall be fully paid and nonassessable. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.
     1.4 Administration of the Plan.
     (a) Committee, Meetings, Rule Making and Interpretations. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall (i) interpret the Plan and all Awards under the Plan, (ii) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Consultant or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the fullest extent permitted by law.
     1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Consultant or Non-Employee Director, nor his or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Committee may determine.
     1.6 Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave, provided that it does not exceed 90 days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the 91st day (or the 1st day immediately following any period of leave in excess of 90 days as approved by the Committee) of such leave, unless the person’s right to reemployment is guaranteed by statute or contract. Notwithstanding the above provisions of this Section 1.6 to the contrary, with respect to any Award that provides for nonqualified deferred compensation that is subject to Section 409A of the Code, termination of a Participant’s employment or service shall mean termination of the Participant’s employment or service with the Company and all entities required to be aggregated with the Company and treated as one employer under applicable regulations issued under Section 414(b) or (c) of the Code using the threshold of 50% ownership wherever 80% appears in the applicable regulations under circumstances that give rise to a “separation from service” within the meaning given to that term under Treas. Reg. § 1.409A-1(h), which regulation is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan insofar as it relates to such Award shall be operated in accordance with such regulation.

     1.7 Term of Plan. If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date of the Prior Plan.
     1.8 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that subject to Section 11.12, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect; and provided further that no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements, (b) the requirements of any securities exchange on which the Company’s stock may be listed or (c) the requirements of the Nasdaq Stock Market, Inc. on which the Company’s stock may be listed. Notwithstanding the foregoing, the Board may amend the Plan in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants.
ARTICLE II
NON-QUALIFIED OPTIONS
     2.1 Eligibility. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Consultant and Non-Employee Directors according to the terms set forth below. Each Non-Qualified Option granted under the Plan shall be evidenced by a written agreement between the Company and the individual to whom such Non-Qualified Option was granted in such form as the Committee shall provide.
     2.2 Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this Article II shall not be less than 100% of the FMV Per Share on the date of grant of such Non-Qualified Option. The exercise price for each Non-Qualified Option granted under Article II shall be subject to adjustment as provided in Section 2.3(e) of the Plan.
     2.3 Terms and Conditions of Non-Qualified Options. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:
     (a) Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Non-Qualified Option shall be exercisable at such time or times as the Committee, in its discretion, may determine at the time such Non-Qualified Option is granted.
     (b) Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-

Qualified Option shall either be (x) in cash or by check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, by tendering to the Company shares of Common Stock owned by the person for more than 6 months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (x) above or (z) with the consent of the Committee, which may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes. In the event that the person elects to make payment as allowed under clause (y) above, the Committee may, upon confirming that the Optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option, less the number of shares being tendered upon the exercise and return to the person (or to require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.
     (c) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.
     (d) Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non- Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 2.3(d) may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.
     (e) Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Section 1.3.
     (f) Listing and Registration of Shares. Each Non-Qualified Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.
     2.4 Option Repricing. With shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.
     2.5 Vesting. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.
ARTICLE III
NON-EMPLOYEE DIRECTOR OPTIONS
     The terms specified in this Article III shall be applicable to all Non-Employee Director Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Non-Employee Director Options.
     3.1 Eligibility and Maximum. Non-Employee Director Options may only be granted to Non-Employees Directors, and in the aggregate the maximum number of shares of Common Stock that may be issued pursuant to Non-Employee Director Options shall be 150,000 shares (out of the number set forth in Section 1.3 of the Plan).
     3.2 Grants of Non-Employee Director Options. The Board or the Committee may, from time to time, make additional grants of Non-Employee Director Options.
     3.3 Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Employee Director Option granted under this Article III shall be the FMV Per Share on the date of grant of such Non-Employee Director Option. The exercise price for each Non-Employee Director Option granted under this Article III shall be subject to adjustment as provided in Section 2.3(e) of the Plan.
     3.4 Vesting. Each Non-Employee Director Option shall be subject to a 3-year vesting schedule, pursuant to which 1/3 of such Non-Employee Director Option shall become vested on the 1st anniversary of the date of grant, 1/3 of such Non-Employee Director Option shall become vested on the 2nd anniversary of the date of grant and the remaining 1/3 of such Non-Employee Director Option shall become vested on the 3rd anniversary of the date of grant; provided, however, that in the event that an incumbent Non-Employee Director is not nominated for election to an additional term as a director, all Non- Employee Director Options held by such incumbent Non-Employee Director shall immediately vest in full upon the expiration of his then-current term of office. In addition to the foregoing, all Non-Employee Director Options shall be subject to the provisions of Section 11.11 and Section 11.12 to the extent such provisions do not conflict with the provisions of this Section 3.3.
ARTICLE IV
INCENTIVE OPTIONS
     The terms specified in this Article IV shall be applicable to all Incentive Options. Except as modified by the provisions of this Article IV, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Article IV. No Incentive Options will be issued after August, 2006.
     4.1 Eligibility. Incentive Options may only be granted to Employees of the Company or its parent or subsidiary as defined in Section 424 (e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treas. Reg. § 1.421-1(i)(1).
     4.2 Exercise Price. Subject to Section 4.4, the exercise price per share shall not be less than 100% of the FMV Per Share on the date of grant of the Incentive Option.
     4.3 Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted.
     4.4 10% Stockholder. If any Employee to whom an Incentive Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any “parent corporation” of the Company (as defined in Section 424(e) of the Code) or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code), then the exercise price per share under such Incentive Option shall not be less than 110% of the FMV Per Share on the date of grant, and the Option term shall not exceed 5 years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

     4.5 Incentive Options Not Transferable. No Incentive Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).
     4.6 Compliance with Code Section 422. All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422. No Incentive Stock Options will be granted after August, 2006.
     4.7 Limitations on Exercise. No Incentive Option shall be exercisable more than 3 months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one year after the Optionee ceases to be an Employee due to death or Disability.
ARTICLE V
PURCHASED STOCK
     5.1 Eligibility. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article V. Each issuance of Common Stock under this Article V shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.
     5.2 Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Article V shall be determined in the sole discretion of the Committee, and may be less than, but shall not be greater than the FMV Per Share at the time of purchase.
     5.3 Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Article V shall be made in full in cash.
ARTICLE VI
BONUS STOCK
     The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration, except as may be required by the Committee or pursuant to Section 11.1. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VIII.

ARTICLE VII
STOCK APPRECIATION RIGHTS AND PHANTOM STOCK
     7.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors on the following terms and conditions.
     (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted, upon exercise thereof, a right to receive shares of Common Stock, the value of which is equal to the excess of (i) the FMV Per Share on the date of exercise over (ii) the FMV Per Share on the date of the grant (such excess, the “Spread”). Notwithstanding the foregoing, the Committee may provide, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.
     (b) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, and any other terms and conditions of any Stock Appreciation Right; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.
     7.2 Phantom Stock Awards. Subject to Section 11.5 of the Plan, the Committee is authorized to grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors, which are rights to receive (a) shares of Common Stock, (b) cash equal to the Fair Market Value of a specified number of shares of Common Stock or (c) a combination of shares of Common Stock and cash, as determined by the Committee, at the end of a specified deferral period, subject to the following terms and conditions:
     (a) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee. In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose in its sole discretion as set forth in the Award, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Committee may determine in its sole discretion to be appropriate or advisable for any Award. Phantom Stock Awards shall not be transferable (other than by will or the laws of descent and distribution).
     (b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Phantom Stock Award, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Phantom Stock Awards that are at that time subject to a deferral period (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Phantom Stock Awards; provided, however, no such waiver or other change regarding an Award shall (i) cause the application of Section 162(m) or 409A of the Code to the Award or (ii) create adverse tax consequences under Section 162(m) or 409A of the Code should either or both of those Code sections apply to the Award.
     (c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VII shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 9.2.
     (d) Additional Limitations. Notwithstanding any other provision of this Section 7.2 to the contrary, any such Phantom Stock Award granted under the Plan shall contain terms that (i) are designed to avoid application of Section 409A of the Code to the Award or (ii) are designed to avoid adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.
ARTICLE VIII
RESTRICTED STOCK
     8.1 Eligibility. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.
     8.2 Restrictions Restricted Period and Vesting.
     (a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions, the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant shall terminate Employment from or services to the Company prior to the lapse of such restrictions or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.
     (b) Vesting. See Section 11.11 of the Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 11.12 of the Plan relating to vesting in connection with a Change of Control.
     (c) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that the Committee may in the Award restrict the Participant’s right to dividends until the restrictions on the Restricted Stock lapse. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:
The shares represented by this certificate have been issued pursuant to the terms of the 2004 WCA Waste Corporation Incentive Plan, as amended and restated, and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                     , 20     .
     8.3 Forfeiture of Restricted Stock. If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company.
     8.4 Delivery of Shares of Common Stock. Pursuant to Section 11.5 of the Plan and subject to the withholding requirements of Article XII of the Plan, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all restrictions under the Plan.
ARTICLE IX
PERFORMANCE AWARDS
     9.1 Performance Awards. The Committee may grant Performance Awards based on performance goals as set forth in Section 7.2 measured over a period of not less than 6 months and not more than 10 years.
     9.2 Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 9.2.
     (a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treas. Regs. § 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

     (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) increase in price per share, (iii) increase in revenues; (iv) increase in cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation, depletion and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; and (xviii) any of the above goals determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or components thereof or a group of comparable companies.
     (c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than 6 months and not more than 10 years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
     (d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. Except as may otherwise be required under Section 409A of the Code, payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2 1/2 months after the end of the Participant’s 1st taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2 1/2 months after the end of the Company’s 1st taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not be subject to any election by the Participant to defer the payment to a later period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award which is intended to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
     (e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award and the achievement of performance goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award. The Committee may not delegate any responsibility relating to such Performance Awards.
     (f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the

Code and regulations thereunder (including Treas. Regs. § 1.162-27 and successor regulations thereto) shall constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 9.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
ARTICLE X
OTHER STOCK OR PERFORMANCE-BASED AWARDS
     The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock or Performance-Based Awards, which shall consist of a right which (a) is not an Award described in any other Article and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards. Notwithstanding any other provision of the Plan to the contrary, any Other Stock-Based Award granted after December 31, 2004 shall contain terms that (i) are designed to avoid application of Section 409A of the Code or (ii) are designed to avoid adverse tax consequences under Section 409A should that Code section apply to such Award.
ARTICLE XI
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS
     11.1 General. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award; provided, that any such election would not (i) cause the application of Section 409A of the Code to the Award or (ii) create adverse tax consequences under Section 409A of the Code should Section 409A apply to the Award. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 11.12, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that, subject to Section 11.12, the Committee shall not have any discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code or (ii) if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware Corporation Law, no consideration other than services may be required for the grant of any Award.
     11.2 Stand-Alone, Additional, Tandem and Substitute Awards. Subject to Section 2.4 of the Plan, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, no Award shall be issued under the Plan if issuance of the Award would result in adverse tax consequences under Section 409A of the Code. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 11.2 shall be effective only to the extent that such action will not cause (i) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder, (ii) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance-based compensation or (iii) any Award that is subject to Section 409A of the Code to result in adverse consequences under Section 409A of the Code.
     11.3 Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock or Restricted Stock shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any such Award exceed a period of 10 years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).
     11.4 Form and Timing of Payment under Awards; Deferrals.
     (a) General Provisions. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under Section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VII or Article IX of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.8 of the Plan and the consent provisions of the Plan in the case of any deferral of an outstanding Award not provided for in the original Award agreement) on terms and conditions established by the Committee; provided, however, that no deferral shall be required by the Committee if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute any “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
     (b) Section 409A Limits on Payments to Specified Employees. Notwithstanding any other provision of the Plan or an Award to the contrary, if a Participant is a “key employee,” as defined in Section 416(i) of the Code (without regard to paragraph 5 thereof), except to the extent permitted under Section 409A of the Code, no benefit or payment that is subject to Section 409A of the Code (after taking into account all applicable exceptions to Section 409A of the Code, including but not limited to the exceptions for short-term deferrals and for “separation pay only upon an involuntary separation from service”) shall be made under this Plan or the affected Award granted thereunder on account of the Participant’s “separation from service,” as defined in Section 409A of the Code, with the Company and its Affiliates until the later of the date prescribed for payment in this Plan or the affected Award granted thereunder and the first (1st) day of the seventh (7th) calendar month that begins after the date of the Participant’s separation from service (or, if earlier, the date of death of the Participant). Unless otherwise provided in the Award, any amount that is otherwise payable within the delay period described in the immediately preceding sentence will be aggregated and paid in a lump sum without interest.
     11.5 Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of (a) Restricted Stock, a certificate, without the legend set forth in Section 8.2(c) for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Employee, (b) Phantom Stock, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Phantom Stock earned and (c) Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested shall be delivered to the person. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Phantom Stock, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.
     11.6 Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.
     11.7 Securities Requirements. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.
     11.8 Transferability.
     (a) Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 11.8(a) shall be void and ineffective for all purposes.
     (b) Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

     11.9 Rights as a Stockholder.
     (a) No Stockholder Rights. Except as otherwise provided in Section 11.9(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 11.9(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.
     (b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Participant who has received a grant of Restricted Stock or a permitted transferee of such Participant shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.
     11.10 Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.
     11.11 Termination of Employment, Death, Disability and Retirement.
     (a) Termination of Employment. Unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director is terminated for any reason whatsoever other than death, Disability or Retirement, or if service of a Consultant is terminated for any reason whatsoever other than death, any nonvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Consultant or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs 6 months after such termination date 3 months after the date of termination in the case of an Incentive Option).
     (b) Retirement. Unless otherwise provided in the Award, upon the Retirement of an Employee or, if applicable, Non-Employee Director:
     (i) any nonvested portion of any outstanding Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Award shall expire on the earlier of (A) the expiration date set forth in the Award or (B) the expiration of (x) 12 months after the date of Retirement in the case of any Award other than an Incentive Option and (y) 3 months after the date of Retirement in the case of an Incentive Option.

     (c) Disability or Death. Unless otherwise provided in the Award, upon termination of Employment or service from the Company or any Affiliate that is a parent or subsidiary of the Company as a result of Disability of an Employee or Non-Employee Director or death of an Employee, Non-Employee Director or Consultant, or with respect to a Participant who is either a retired former Employee or Non-Employee Director who dies during the period described in Section 11.11(b), hereinafter the “Applicable Retirement Period,” or a disabled former Employee or Non-Employee Director who dies during the period that expires on the earlier of the expiration date set forth in any applicable outstanding Award or the 1st anniversary of the person’s termination of Employment or service due to Disability, hereinafter the “Applicable Disability Period,”
     (i) any nonvested portion of any outstanding Award that has not already terminated shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Award shall expire upon the earlier of (A) the expiration date set forth in the Award or (B) the later of (1) the 1st anniversary of such termination of Employment as a result of Disability or death or (2) the 1st anniversary of such person’s death during the Applicable Retirement Period or the Applicable Disability Period.
     (d) Continuation. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may provide for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee, Consultant or Non-Employee Director.
     Notwithstanding the above provisions of this Section 11.11 to the contrary, with respect to any Award that provides for nonqualified deferred compensation that is subject to Section 409A of the Code, termination of a Participant’s employment or service shall mean termination of the Participant’s employment or service with the Company and all entities required to be aggregated with the Company and treated as one employer under applicable regulations issued under Section 414(b) or (c) of the Code using the threshold of 50% ownership wherever 80% appears in the applicable regulations under circumstances that give rise to a “separation from service” within the meaning given to that term under Treas. Reg. § 1.409A-1(h), which regulation is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan insofar as it relates to such Award shall be operated in accordance with such regulation.
     11.12 Change in Control.
     (a) Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control described in clauses (b), (c) or (d) of the definition of Change in Control under Section 1.2 of the Plan:
     (i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the

Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;
     (ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Phantom Stock then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and
     (iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change in Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.
Notwithstanding the above provisions of this Section 11.12(a), the Committee shall not be required to take any action described in the preceding provisions of this Section 11.12(a), and any decision made by the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 11.12(a) shall be final, binding and conclusive with respect to the Company and all other interested persons. Notwithstanding the foregoing, the Committee shall not have the right to take action otherwise permitted hereunder if the existence or exercise of such right would result in any impermissible acceleration or substitution under Section 409A of the Code or any other violation of Section 409A of the Code that would result in adverse tax consequences to the Participant under Section 409A of the Code.
     (b) Right of Cash-Out. If approved by the Board prior to or within 30 days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a 45-day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 11.12(b), the cash value of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option or Restricted Stock and (ii) in the case of any Award that is an Option or Restricted Stock, the excess of the “market value” (defined below) per share over the option price, or the market value (defined below) per share of Restricted Stock, multiplied by the number of shares subject to such Award. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the 5 trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 11.12(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld. Notwithstanding the foregoing, neither the Board, the Company nor the Committee shall have the right to cash-out any Award, if the existence or exercise of such right would result in any impermissible acceleration or substitution under Section 409A of the Code or any other violation of Section 409A of the Code that would result in adverse tax consequences to the Participant pursuant to Section 409A of the Code.
ARTICLE XII
WITHHOLDING FOR TAXES
     Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.
     Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the minimum statutory tax rate required by the Code) from such Award payment or exercise.
ARTICLE XIII
MISCELLANEOUS
     13.1 No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.
     13.2 Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.
     13.3 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award.
     13.4 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

     13.5 Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.
     13.6 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
     13.7 Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.
     13.8 Shareholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ or repurchase agreement in such form as approved from time to time by the Board.
     13.9 Funding. Except as provided under Article VIII of the Plan, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.
     13.10 No Guarantee of Tax Consequences. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

WCA WASTE CORPORATION
VOTE BY INTERNET OR TELEPHONE
QUICK « « « EASY « « « IMMEDIATE
As a stockholder of WCA Waste Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Daylight Savings Time, on September 27, 2010.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

▼	FOLD AND DETACH HERE AND READ THE REVERSE SIDE	▼
PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY.

Please mark your votes like this	X

WITHHOLD
	FOR	AUTHORITY	FOR ALL
	ALL	FOR ALL	EXCEPT
1.
PROPOSAL TO ELECT A BOARD OF DIRECTORS INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX LABELED “FOR ALL EXCEPT” AND STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW.
	☐	☐	☐

(1) Tom J. Fatjo, Jr.	(5) Roger A. Ramsey
(2) Jerome M. Kruszka	(6) Preston Moore, Jr
(3) Daniel J. Clark	(7) Honorable John V. Singleton
(4) Richard E. Bean

		FOR	AGAINST	ABSTAIN

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF THE FIRM OF KPMG LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3.	PROPOSAL TO APPROVE THE FOURTH AMENDED AND RESTATED 2004 WCA WASTE CORPORATION INCENTIVE PLAN.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2010.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Proxy Statement, the 2009 Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K/A for 2009 for WCA Waste Corporation are available at http://www.cstproxy.com/wcawaste/2010

▼	FOLD AND DETACH HERE AND READ THE REVERSE SIDE	▼
PROXY
WCA WASTE CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder appoints Tom J. Fatjo, III and Michael A. Roy, and each of them, as true and lawful agents and proxies, each with full power of substitution and resubstitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of WCA Waste Corporation held of record by the undersigned at the close of business on August 10, 2010 at the Annual Meeting of Stockholders of WCA Waste Corporation to be held on September 28, 2010 or at any adjournment thereof on all matters properly coming before the meeting as set forth in the related Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned.
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)